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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TESARO, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TESARO, Inc.

1000 Winter Street, Suite 3300
Waltham, Massachusetts 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2015 Annual Meeting of Stockholders will be held on May 14, 2015, at 8:30 a.m. local time, at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, MA 02451 for the following purposes:

  1.
  to elect nine members of the board of directors from the nominees named in the accompanying proxy statement;

  2.
  to ratify the appointment of Ernst & Young, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015;

  3.
  to approve an increase in the number of shares of the Company's common stock authorized for issuance under our 2012 Omnibus Incentive Plan by 2,000,000 shares and to approve the material terms for payment of performance-based compensation under the 2012 Incentive Plan as required by Section 162(m) of the Internal Revenue Code;

  4.
  to approve a new equity compensation plan for non-employee directors, the 2015 Non-Employee Director Stock Incentive Plan, with a maximum number of 500,000 shares of the Company's common stock available for issuance thereunder; and

  5.
  to consider any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.

        Each outstanding share of TESARO, Inc. common stock (NASDAQ: TSRO) entitles the holder of record at the close of business on March 25, 2015, to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR SHARES BY INTERNET, TELEPHONE, OR BY SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING, YOU MAY STILL VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY VOTED OR RETURNED YOUR PROXY BY ANY OF THE METHODS DESCRIBED IN OUR PROXY STATEMENT. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, PLEASE REFER TO THE MATERIALS PROVIDED BY YOUR BANK OR BROKER FOR VOTING INSTRUCTIONS.

        ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE MEETING.

By Order of the Board of Directors

Leon O. Moulder, Jr. Chief Executive Officer April 9, 2015

TESARO, Inc.
1000 Winter Street, Suite 3300
Waltham, Massachusetts 02451
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 14, 2015

        This Proxy Statement (the "Proxy Statement") and the accompanying proxy are furnished to the stockholders of TESARO, Inc. (hereinafter, "we," "us," "TESARO" and the "Company") in connection with the solicitation of proxies by the board of directors, to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement of the Annual Meeting, which will be held at 8:30 a.m. local time on Thursday, May 14, 2015, at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, MA 02451, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The board of directors mailed this Proxy Statement and accompanying materials to each of the Company's stockholders entitled to vote at the Annual Meeting on or about April 9, 2015.

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, May 14, 2015.

        Our Annual Report to Stockholders and this Proxy Statement are also available electronically on the Internet at http://www.edocumentview.com/tsro.

ABOUT THE ANNUAL MEETING

Purpose of the Annual Meeting

        The purpose of the Annual Meeting is for our stockholders to consider and act upon the proposals described in this Proxy Statement and any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on TESARO's performance and respond to questions from stockholders. Management is presently aware of no other business to come before the Annual Meeting.

Proposals to be Voted Upon at the Annual Meeting

        At the Annual Meeting, our stockholders will be asked to consider and vote upon the following four proposals:

  •
  Proposal No. 1:  To elect nine directors to the board of directors, each of whom will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

  •
  Proposal No. 2:  To ratify the selection of Ernst & Young, LLP ("Ernst & Young") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

  •
  Proposal No. 3:  To approve an increase in the number of shares of the Company's common stock authorized for issuance under our 2012 Omnibus Incentive Plan (the "2012 Incentive Plan") by 2,000,000 shares and to approve the material terms for payment of performance-based compensation under the 2012 Incentive Plan as required by Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the "Code").

  •
  Proposal No. 4:  To approve a new equity compensation plan for non-employee directors, the 2015 Non-Employee Director Stock Incentive Plan, with a maximum number of 500,000 shares of the Company's common stock available for issuance thereunder.

        In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered. Management is presently aware of no other business to come before the Annual Meeting.

Recommendation of the Board of Directors

        The board of directors recommends that you vote FOR each of the nominees to the board (Proposal 1), FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 2), FOR the approval of the amendment to our 2012 Incentive Plan to increase the number of shares authorized for issuance thereunder by 2,000,000 shares and approval of the material terms for payment of performance-based compensation thereunder as required by Section 162(m) of the Code (Proposal 3) and FOR the approval of the 2015 Non-Employee Director Stock Incentive Plan (Proposal 4).

Voting at the Annual Meeting

        Stockholders will be entitled to vote at the Annual Meeting on the basis of each share held of record at the close of business on March 25, 2015 (the "Record Date").

        If on the Record Date you hold shares of our common stock that are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. ("Computershare"), you are considered the stockholder of record with respect to those shares, and Computershare is sending these proxy materials directly to you on our behalf. As a stockholder of record, you may vote in person at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting in person, you may vote by signing and submitting your proxy card or by submitting your vote by telephone or the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by way of the Internet, by telephone, or by filling out and returning the proxy card. If you submit a proxy but do not give voting instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated in this Proxy Statement. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (1) delivering a written notice of revocation addressed to TESARO, Inc., Attn: Corporate Secretary, 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02451, (2) a duly executed proxy bearing a later date, (3) voting again by the Internet or by telephone or (4) attending the Annual Meeting and voting in person. Your last vote or proxy will be the vote or proxy that is counted. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

        If on the Record Date you hold shares of our common stock in an account with a brokerage firm, bank, or other nominee, you are a beneficial owner of those shares and hold such shares in street name. These proxy materials have been forwarded to you by the nominee holding your shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares held in their account, and the nominee has enclosed or provided voting instructions for you to use in directing it how to vote your shares. The nominee that holds your shares, however, is considered the stockholder of record for purposes of the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring a letter from your nominee confirming your beneficial ownership of the shares to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following your nominee's voting instructions to ensure that your vote is counted.

        If you are a beneficial owner and do not vote, and your broker, bank or other nominee does not have discretionary power to vote your shares, your shares may constitute "broker non-votes." Shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. If you receive more than one Proxy Statement, it is because your shares are registered in more than one name or are registered in different accounts. Please follow the instructions provided with each Proxy Statement received to ensure that all of your shares are voted.

        A list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our offices located at 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02451, from April 28, 2015 to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting.

Quorum Requirement for the Annual Meeting

        The presence at the Annual Meeting, whether in person or by valid proxy, of the persons holding a majority of shares of common stock outstanding on the Record Date will constitute a quorum, permitting us to conduct our business at the Annual Meeting. On the Record Date, there were 39,987,654 shares of common stock outstanding and entitled to vote, held by 32 stockholders of record. Abstentions (i.e., if you or your broker mark "ABSTAIN" on a proxy) and "broker non-votes" will be considered to be shares present at the meeting for purposes of a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal and generally occur because the broker (1) does not receive voting instructions from the beneficial owner and (2) lacks discretionary authority to vote the shares. Brokers and other nominees have discretionary authority to vote on ratification of our independent registered public accounting firm for clients who have not provided voting instructions. However, without voting instructions from their clients, they cannot vote on "non-routine" proposals, such as the election of directors.

Required Votes

        Election of directors.    Each director will be elected by the vote of the plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.

        Ratification of our independent registered public accounting firm.    Approval of the proposal to ratify the audit committee's appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Broker non-votes are not taken into account in determining the outcome of this proposal, and abstentions will have the effect of a vote against this proposal.

        Approval of an amendment to our 2012 Omnibus Incentive Plan.    In February 2015, our board of directors amended our 2012 Incentive Plan, subject to stockholder approval, by increasing the number of shares of common stock authorized for issuance under the 2012 Incentive Plan by 2,000,000 shares from 4.3 million shares to 6.3 million shares. The approval of the amendment to our 2012 Incentive Plan to increase the number of shares of common stock available thereunder and approval of the material terms for payment of performance-based compensation under the 2012 Incentive Plan as required by Section 162(m) of the Code require an affirmative vote from stockholders present in person or represented by proxy at the annual meeting representing a majority of the votes cast on the proposal. Abstentions and broker non-votes are not taken into account in determining the outcome of this vote.

        Approval of our 2015 Non-Employee Director Stock Incentive Plan.    In February 2015, our board of directors approved the adoption of the 2015 Non-Employee Director Stock Incentive Plan, or the Director Plan, subject to stockholder approval, providing for 500,000 shares of common stock authorized for issuance. To be approved, this proposal must receive an affirmative vote from stockholders present in person or represented by proxy at the annual meeting representing a majority of the votes cast on the proposal. Abstentions and broker non-votes are not taken into account in determining the outcome of this vote.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. We may solicit proxies by mail, personal interview, telephone or via the Internet through our officers, directors and other management employees, who will receive no additional compensation for their services.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

        The board of directors has adopted Corporate Governance Guidelines (the "Guidelines"), a Code of Business Conduct and Ethics (the "Code of Ethics"), and a Policy for Related Person Transactions as part of our corporate governance practices and in accordance with rules of the Securities and Exchange Commission (the "SEC") and the listing standards of The NASDAQ Stock Market ("NASDAQ").

Corporate Governance Matters

        The Guidelines set forth a framework to assist the board of directors in the exercise of its responsibilities. The Guidelines cover, among other things, the duties and responsibilities of the directors; the composition, responsibilities and operation of the board of directors; the establishment and operation of board committees; succession planning for our Chief Executive Officer; convening executive sessions of independent directors; the board's interaction with management and third parties; and the evaluation of the performance of the board and the Chief Executive Officer.

        The Code of Ethics is designed to promote the highest standards of ethical conduct by our directors, executive officers and employees. The Code of Ethics requires that our directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. Under the terms of the Code of Ethics, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. We intend to disclose future amendments to the Code of Ethics, or any waivers of its requirements, on our website or in filings under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent required by the applicable rules and exchange requirements.

        The Guidelines and Code of Ethics are each available in the Investors—Corporate Governance section of our corporate website, which is located at www.tesarobio.com. The Guidelines and Code of Ethics are reviewed periodically by our governance and nominating committee, which recommends changes to our board of directors for approval as appropriate.

Certain Relationships and Related Person Transactions

  Policies and Procedures for Related Person Transactions

        Under our Policy for Related Person Transactions, all related person transactions are reviewed and approved by our audit committee (or any other committee of the board of directors consisting of independent directors) or our full board of directors. This review covers any material transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest, including, but not limited to, purchases of goods or services by or from a related person or entities in which the related person has a material interest, and indebtedness, guarantees of indebtedness and employment by us of a related person. A "related person," as determined since the beginning of our last fiscal year, is any executive officer, director or nominee to become director, a holder of more than 5% of our common stock, including any immediate family members of such persons, or any entity which is owned or controlled by such a person.

  Related Person Transactions

        There have been no transactions since January 1, 2014 to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change in control arrangements, which are described below under "Executive and Director Compensation."

  Interest in Annual Meeting Matters

        No person who is a director or executive officer of TESARO has a substantial interest, direct or indirect, in any matter to be acted upon at the annual meeting, other than elections to office.

Board Independence and Leadership Structure

        Our board of directors believes, and NASDAQ Marketplace Rules require, that a majority of its members should be independent directors. In addition, the respective charters of the audit, compensation and governance and nominating committees currently require that each member of such committees be an independent director. Consistent with NASDAQ's independence criteria, the board of directors has affirmatively determined that each of our directors and nominees for director other than Leon O. Moulder, Jr., who is our Chief Executive Officer, and Mary Lynne Hedley, Ph.D., who is our President and Chief Operating Officer, is independent of TESARO and our management. NASDAQ's independence criteria includes a series of objective tests, such as that the director is not an employee of TESARO and has not engaged in various types of business dealings with us. In addition, as further required by NASDAQ rules, the board of directors has subjectively determined as to each independent director and nominee for director that no relationship exists that, in the opinion of the board of directors, would interfere with each such person's exercising independent judgment in carrying out his or her responsibilities as a director. In making these determinations on the independence of our directors and nominees for director, the board of directors considered the relationships that each such director or nominee has with the Company and all other facts and circumstances the board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each such person.

        In accordance with our Guidelines, the independent members of our board of directors will meet in "executive session" at least quarterly. If the chairperson of the board is not an independent director, the Lead Director, as selected by the independent directors in accordance with our Guidelines, will preside over and develop the agenda for these sessions. The purpose of the executive sessions is to promote open and candid discussion among non-employee directors.

        Our Guidelines require the board of directors to elect its Chairperson based on the board's view of what is best for the Company at the time of the election. The positions of the Chairperson of the board of directors and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson of the board of directors to lead the board in its fundamental role of providing advice to, and independent oversight of, management. The board of directors recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson, particularly as the board's oversight responsibilities continue to grow. The board believes that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors.

        Although neither the Company's bylaws nor the Guidelines require separating the positions of Chairperson of the board of directors and Chief Executive Officer, the board believes that having separate positions is the appropriate current leadership structure for the Company. The board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairperson of the board with the role of Chief Executive Officer, might be appropriate. The board may periodically review its leadership structure.

Board's Role in Risk Oversight

        The board of directors believes that risk management is an important part of establishing, updating and executing on the Company's business strategy. The board, both as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, financial condition, and performance of the Company. The board focuses its oversight on the most significant risks facing the Company and on its processes to identify, prioritize, assess, manage and mitigate those risks. The board and its committees receive regular reports from members of the Company's senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While the board has an oversight role, management has direct responsibility for managing and assessing risks and implementing processes and controls to mitigate their effects on the Company.

        The board of directors carries out its oversight responsibilities in part through its committees. The audit committee, as part of its responsibilities, oversees the management of financial risks, including but not limited to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. The audit committee also oversees the management of risks relating to the performance of the Company's independent registered public accounting firm, as well as our systems of internal control over financial reporting and disclosure controls and procedures. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies, and compensation of the board of directors. The governance and nominating committee oversees the management of risks associated with overall compliance and corporate governance practices, and the independence and composition of the board. These committees provide regular reports to the full board.

Meetings of the Board of Directors and its Committees

        Information concerning the board of directors and its three standing committees is set forth below. Each board committee currently consists only of directors who are not employees of TESARO.

        The board of directors and its committees meet regularly throughout the year, and also hold special meetings from time to time. The board held a total of 10 meetings during the fiscal year ended December 31, 2014. During this time each of our directors attended at least 75% of the aggregate number of meetings held by the board and all committees of the board on which such director served (during the period that such director served). The board has adopted a policy that encourages, but does not require, attendance by our board members at our annual meetings of stockholders. Mr. Moulder and Dr. Hedley attended the 2014 annual meeting of stockholders; the other members of our board of directors were unable to attend due to a change in the anticipated date of the meeting leading to scheduling conflicts. Other than employees and officers, there were no stockholders in attendance at the annual meeting.

        The board of directors has three standing committees: the audit committee; the compensation committee; and the governance and nominating committee. The charters for these committees can be accessed electronically on the Investors—Corporate Governance section of our corporate website at www.tesarobio.com.

        The Guidelines require the board of directors to conduct, and the governance and nominating committee to oversee, an annual evaluation of the board's operations and performance in order to enhance its effectiveness. Pursuant to the Guidelines, following this evaluation, the governance and nominating committee is required to make recommendations to the full board for its consideration.

BOARD COMMITTEES AND THEIR FUNCTIONS

        The following table presents the current composition of the standing committees of the board of directors.

Name	Audit Committee		Compensation Committee		Governance and Nominating Committee
Leon O. Moulder, Jr.
Mary Lynne Hedley, Ph.D.
David M. Mott(2)			X	(1)	X
Lawrence M. Alleva	X	(1)
Earl M. (Duke) Collier, Jr.			X		X
James O. Armitage, M.D.			X
Arnold L. Oronsky, Ph.D.	X				X	(1)
Beth Seidenberg, M.D.	X

(1)
Chairperson of the committee.

(2)
Chairperson of the board.

Audit Committee

        The board of directors has established a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act, which committee met five times during 2014. The audit committee is responsible for assisting the board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The audit committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the audit committee. The audit committee also prepares the audit committee report that the SEC rules require to be included in this proxy statement.

        The members of the audit committee are Mr. Alleva, Dr. Oronsky and Dr. Seidenberg. Under NASDAQ's applicable corporate governance standards and Rule 10A-3 under the Exchange Act, the audit committee must be comprised solely of independent directors. Mr. Alleva, Dr. Oronsky and Dr. Seidenberg each qualify as an independent director under NASDAQ's corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. The board has determined that Mr. Alleva qualifies as an "audit committee financial expert" as such term is currently defined in Item 407(d)(5) of Regulation S-K. Each member of the audit committee is able to read and understand fundamental financial statements, including our balance sheet, statement of operations and statement of cash flows.

Compensation Committee

        The compensation committee approves the compensation objectives for the Company, provides a recommendation on the compensation of the Chief Executive Officer, which is subject to approval by the full board of directors, and establishes the compensation for other executives. The compensation committee reviews all compensation components including base salary, bonus, benefits and other perquisites. The compensation committee may delegate any of its responsibilities to one or more subcommittees as the committee deems appropriate. See "Compensation of Executive Officers—Compensation Philosophy and Objectives" below for more information regarding the roles of the compensation committee, the board, and compensation consultants in determining or recommending the amount or form of executive compensation. The compensation committee met four times during 2014.

        The members of the compensation committee are Mr. Mott, Dr. Armitage and Mr. Collier. Each member of the compensation committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, each is an outside director, as defined by Section 162(m) of the Code, and each is an independent director, as defined by NASDAQ.

Governance and Nominating Committee

        The governance and nominating committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board of directors. In addition, the governance and nominating committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters. The committee met three times during 2014. See "Director Nominations and Communication with Directors" below for information about the governance and nominating committee's policy regarding nominations of directors by stockholders.

        The members of the governance and nominating committee are Mr. Mott, Mr. Collier and Dr. Oronsky. Each member of the governance and nominating committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and each is an independent director, as defined by NASDAQ.

DIRECTOR NOMINATIONS AND COMMUNICATION WITH DIRECTORS

Director Nomination Process

        The governance and nominating committee recommends, and the board of directors nominates, candidates to stand for election as directors. Stockholders may also nominate persons to be elected as directors. If a stockholder wishes to nominate a person for election as director, he or she must follow the procedures contained in our bylaws and satisfy the requirements of Regulation 14A of the Exchange Act. To nominate a person to stand for election as a director at the annual meeting of stockholders for 2016, a stockholder must provide our Corporate Secretary with timely notice of the nomination. To be timely, the stockholder's notice must be delivered to, or mailed and received by, us not later than 90 days nor earlier than 120 days prior to the anniversary date of the preceding year's annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or the 10th day following the day on which we provide the notice or public disclosure of the date of the meeting. The notice must include the following information:

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  As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

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  the name and address of the stockholder and of such beneficial owner, if any;

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    the class and number of shares of our capital stock owned beneficially and of record by such stockholder and such beneficial owner, if any;

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    if applicable, a description of all agreements, arrangements or understandings with respect to the nomination or proposal between or among such stockholder and such beneficial owner, if any, any of their respective affiliates or associates, and any others acting in concert with the foregoing;

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    if applicable, a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that have been entered into as of the date of the stockholders' notice by, or on behalf of, such stockholder and such beneficial owner, if any, the effect or intent of which is to mitigate loss, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder and such beneficial owner, if any, with respect to our shares of stock;

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    such other information relating to such stockholder and such beneficial owner, if any, as would be required to be included in a proxy statement or other filings to be made in connection with solicitations of proxies for the election of directors in a contested election under the SEC's proxy rules;

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    a representation that the stockholder is a holder of record of our stock, entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;

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    a representation whether the stockholder or the beneficial owner, if any, intends, or is part of a group which intends, (a) to deliver a proxy statement and/or form of proxy to holder of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee(s) and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination; and

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    such other information that the board of directors may request in its discretion.

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  As to each person whom a stockholder proposes to nominate for election as a director:

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  such person's name, age, business address and, if known, residential address;

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  such person's principal occupation or employment;

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  the class, series and number of shares of our stock that is, directly or indirectly, owned, beneficially or of record, by such person;

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  if applicable, a description of all agreements, arrangements or understandings between the stockholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination is to be made by the stockholder;

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  such other information regarding each nominee as would be required to be included in a proxy statement filed under the SEC's proxy rules if the nominee had been nominated, or intended to be nominated, by the board of directors; and

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  the consent of each nominee to be named in the proxy statement as a nominee and to serve as a director if elected.

        Each director will be elected by the vote of the plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        Additional information regarding requirements for stockholder nominations for next year's annual meeting is described in this Proxy Statement under "General Matters—Stockholder Proposals and Nominations."

Contacting the Board of Directors

        Stockholders wishing to communicate with our board of directors may do so by writing to the board, Chairperson of the board or the non-employee members of the board as a group, at:

    TESARO, Inc.
    1000 Winter Street, Suite 3300
    Waltham, Massachusetts 02451
    Attn: Corporate Secretary

        The communication must prominently display the legend "BOARD COMMUNICATION" in order to indicate to the Secretary that it is a communication for the board. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. The board has requested that certain items that are unrelated to the board's duties and responsibilities should be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

        The Secretary will not forward any communication determined in his or her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. The Secretary maintains a list of each communication that was not forwarded because it was determined by the Secretary to be frivolous. Such list is delivered to the Chairperson of the board at each quarterly meeting of the board (and made available to each other member of the board). In addition, each communication subject to this policy that was not forwarded because it was determined by the Secretary to be frivolous is retained in the Company's files and made available at the request of any member of the board to whom such communication was addressed.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our nominees for the election of directors at the Annual Meeting include seven independent non-employee directors, our Chief Executive Officer and our President and Chief Operating Officer. Each director is elected to serve a one-year term, with all directors subject to annual election. At the recommendation of the governance and nominating committee, the board has nominated the following persons to serve as directors for the term beginning at the Annual Meeting on May 14, 2015: Leon O. Moulder, Jr.; Mary Lynne Hedley, Ph.D.; David M. Mott; Lawrence M. Alleva; James O. Armitage, M.D.; Earl M. (Duke) Collier, Jr., Garry A. Nicholson, Arnold L. Oronsky, Ph.D.; and Beth Seidenberg, M.D. All of the nominees are currently serving on the board, with the exception of Mr. Nicholson.

        It is intended by the persons named as proxies that proxies received in response to this solicitation will be voted FOR the election of each nominee named in this section unless (a) otherwise stated in the proxy or (b) in the case of a broker non-vote with respect to the proposal. Proxies submitted for the Annual Meeting can only be voted for those nominees named in this Proxy Statement. If, however, any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee designated by the board of directors, or the board may reduce the size of the board. Each nominee has consented to serve as a director if elected, and the board does not believe that any nominee will be unwilling or unable to serve. Each director will hold office until his or her successor is duly elected and is qualified or until his or her earlier death, resignation or removal.

Criteria for Evaluating Director Nominees

        The board of directors provides strategic direction to the Company and oversees the performance of the Company's business and management. The governance and nominating committee periodically identifies and reviews with the board desired skills and attributes of both individual board members and the overall board within the context of current and future needs. The governance and nominating committee develops the general criteria, subject to approval by the full board, for identifying, evaluating and selecting qualified candidates for election or re-election to the board. The governance and nominating committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of the board, our operating requirements and the long-term interests of our stockholders. The committee may use outside consultants to assist in identifying candidates. Among the characteristics the committee may consider are the collective knowledge and diversity of professional skills and background, experience in relevant industries, age and geographic background, in addition to the qualities of integrity, judgment, acumen, and the time and ability to work professionally and effectively with other board members and management and make a constructive contribution to the board. The committee considers candidates submitted by directors and management, as well as candidates recommended by stockholders, which are evaluated in the same manner as other candidates identified to it. Final approval of director candidates is determined by the full board.

        The board has determined that all of our current directors and nominees are qualified to serve as directors of the Company.

        The name of each nominee for director, their ages as of April 3, 2015, and other information about each nominee is shown below. In addition, the biography of each of the nominees below contains information regarding the experiences, qualifications, attributes or skills that caused the governance and nominating committee and the board to determine that the person should serve as a director of the Company.

Name	Age	Principal Occupation	Director Since
Leon O. Moulder, Jr.	57	Chief Executive Officer of the Company	2010
Mary Lynne Hedley, Ph.D.	52	President and Chief Operating Officer of the Company	2010
David M. Mott	49	General Partner of New Enterprise Associates	2010
Lawrence M. Alleva	65	Retired	2012
James O. Armitage, M.D.	68	Professor of Medicine of University of Nebraska Medical Center	2013
Earl M. (Duke) Collier, Jr.	67	Retired	2014
Garry A. Nicholson	60	Retired	—
Arnold L. Oronsky, Ph.D.	75	General Partner of InterWest Partners	2011
Beth Seidenberg, M.D.	58	Partner of Kleiner Perkins Caufield & Byers	2011

        Leon (Lonnie) O. Moulder, Jr. has served as Chief Executive Officer and as a member of our board of directors since co-founding the Company in March 2010. From April 2009 to January 2010, Mr. Moulder served as vice chairman of the board of directors and president and chief executive officer of Abraxis BioScience, Inc., a biotechnology company. Before that, Mr. Moulder served as vice chairman of Eisai Corporation of North America, from January 2008 until January 2009, following Eisai Co. Ltd.'s acquisition of MGI PHARMA, Inc., a pharmaceutical company, in January 2008. Mr. Moulder served as president and chief executive officer and as member of the board of directors of MGI PHARMA, Inc. from May 2003 through January 2008. Mr. Moulder joined MGI PHARMA, Inc. in September 1999 as executive vice president and was promoted to president and chief operating officer in May 2002. Mr. Moulder earned a bachelor of science degree in pharmacy from Temple University and a master of business administration degree from the University of Chicago. Mr. Moulder currently serves as chairman of the board of directors of Trevena, Inc. (NASDAQ: TRVN), as a trustee of Temple University, and is on the board of the Fox Chase Cancer Center. Mr. Moulder also served as a director of Cubist Pharmaceuticals, Inc. through the sale of the company in 2015. The board of directors believes Mr. Moulder's perspective and experience as our co-founder and Chief Executive Officer, his depth of operating and senior management experience in our industry and his experience serving on the boards of directors of public and private companies in the life sciences industry provide him with the qualifications and skills to serve as a director.

        Mary Lynne Hedley, Ph.D. has served as our President and as a member of our board of directors since co-founding the Company in March 2010. She also served in the role of Chief Scientific Officer from the Company's founding until the board of directors appointed her to the role of Chief Operating Officer effective July 24, 2014. From July 2009 to February 2010, Dr. Hedley served as executive vice president of operations and chief scientific officer of Abraxis BioScience, Inc., a biotechnology company. Dr. Hedley served as executive vice president of Eisai Corporation of North America from January 2008 until July 2009, following Eisai Co. Ltd.'s acquisition of MGI PHARMA, Inc. in January 2008. Dr. Hedley served in various positions at MGI PHARMA, Inc. from 2004 through its acquisition in January 2008, most recently as executive vice president and chief scientific officer. Prior to that, Dr. Hedley co-founded and served as the president and chief executive officer of ZYCOS, Inc., a biotechnology company, which was acquired by MGI PHARMA, Inc. in 2004. Prior to co-founding Zycos, Dr. Hedley completed two consecutive postdoctoral fellowships at Harvard University. Dr. Hedley earned a bachelor of science degree in microbiology from Purdue University and a doctoral degree in immunology from the University of Texas, Southwestern Medical Center. Dr. Hedley currently serves as a director for Receptos, Inc. (NASDAQ: RCPT) and sits on the board of Youville Place, Inc. The board of directors believes Dr. Hedley's perspective and experience as our co-founder and President, her educational background and her operating and management experience in the life sciences industry provide her with the qualifications and skills to serve as a director.

        David M. Mott has served on our board of directors since May 2010 and as the Chairperson of the board of directors since July 2011. Mr. Mott has served as a general partner of New Enterprise Associates, an investment firm focused on venture capital and growth equity investments, since September 2008, where he leads the healthcare investing practice. From 1992 until 2008, Mr. Mott worked at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca plc (NYSE:AZN), and served in numerous roles during his tenure including chief financial officer, president and chief operating officer, and from October 2000 through July 2008 as chief executive officer. During that time, Mr. Mott also served as executive vice president of AstraZeneca plc from June 2007 to July 2008 following AstraZeneca plc's acquisition of MedImmune Limited in June 2007. Prior to joining MedImmune Limited, Mr. Mott was a vice president in the healthcare investment banking group at Smith Barney, Harris Upham & Co. Inc. Mr. Mott received a bachelor of arts degree from Dartmouth College. Mr. Mott also serves as the chairman of the board of directors for Ardelyx (NASDAQ: ARDX), serves on the board of directors of Epizyme, Inc. (NASDAQ: EPZM), and serves on the boards of directors of several privately held life sciences companies. Mr. Mott also served on the board of Prosensa Holding N.V. through its acquisition by BioMarin Pharmaceutical Inc. and subsequent delisting from the NASDAQ Global Select Market earlier this year. Mr. Mott also served on the board of Omthera Pharmaceuticals, Inc. from April 2011 until its acquisition by AstraZeneca in July 2013. The board of directors believes Mr. Mott's experience in the life sciences industry as a senior executive and venture capitalist and his service on the boards of directors of other life sciences companies provide him with the qualifications and skills to serve as a director.

        Lawrence M. Alleva was appointed to our board of directors in March 2012. Mr. Alleva is currently retired. Prior to his retirement in June 2010, Mr. Alleva was employed by PricewaterhouseCoopers LLP, or PwC, for 39 years, including 28 years as a partner with the firm. Mr. Alleva served clients primarily in the technology sector, including pharmaceutical and biotechnology companies. Additionally, he served in a variety of office and regional practice leadership roles, most recently as ethics and compliance leader (assurance) for PwC from 2006 until his retirement. Mr. Alleva is a Certified Public Accountant (inactive). Mr. Alleva received a bachelor of science degree in accounting from Ithaca College and attended the Columbia University Executive MBA (non-degree) Program. Mr. Alleva also serves as a director for Bright Horizons Family Solutions Inc. (NYSE: BFAM), Mirna Therapeutics, and Adaptimmune Limited. The board of directors believes Mr. Alleva's extensive experience and expertise working with public companies on corporate finance and accounting matters as a Certified Public Accountant (inactive), his experience serving on other corporate boards, and his experience in a senior leadership role at PwC provide him with the qualifications and skills to serve as a director.

        James O. Armitage, M.D. has served on our board of directors since May 2013. Dr. Armitage has been a professor of internal medicine in the division of hematology and oncology at the University of Nebraska Medical Center since 2003, after having served as chairman of the department of internal medicine, dean of the college of medicine, and in various other capacities since joining the Center in 1982. He also holds hospital appointments at The Nebraska Medical Center and University Hospital. Dr. Armitage has authored or co-authored more than 562 articles, 108 book chapters and edited or co-edited 27 textbooks. He has previously served as president of the American Society of Clinical Oncology, or ASCO, and as a member of the ASCO board of directors. Dr. Armitage received a bachelor of science degree from the University of Nebraska and a medical degree from the University of Nebraska Medical Center and completed his post-graduate training at the University of Nebraska Medical Center and the University of Iowa Hospitals and Clinics. The board of directors believes that Dr. Armitage's training as a physician, his research, clinical and administrative experience, and his previous service as a director of a publicly traded biopharmaceutical company provide him with the qualifications and skills to serve as a director.

        Earl M. (Duke) Collier, Jr. has served on our board of directors since May 2014. From 2010 to 2014, Mr. Collier served as chief executive officer of 480 Biomedical and executive chair of Arsenal Medical, Inc., both of which are polymer biotherapeutics companies focused on serious clinical problems unable to be solved by current therapies. Mr. Collier was president at deCODE genetics, Inc., a biopharmaceutical company, from 2009 to 2010, and was executive vice president at Genzyme Corporation, or Genzyme, a biotechnology company acquired by Sanofi S.A. in 2011, from 1997 to 2009. During his tenure at Genzyme, Mr. Collier was responsible for building the biosurgery, oncology and cardiovascular businesses and overseeing the company's efforts in multiple sclerosis. He also led some of Genzyme's significant acquisitions and the formation of MG Biotherapeutics, a Genzyme joint venture that focused on cardiac cell therapy. He also has served as president of Vitas Healthcare, a hospice provider, a partner at the law firm of Hogan & Hartson LLP, and deputy administrator of the Health Care Finance Administration (now Centers for Medicare & Medicaid Services) in the U.S. Department of Health & Human Services. Mr. Collier serves on the board of directors of Capricor (OTC: CAPR), a regenerative medicine company, and TransMedics, Inc., a medical device company. He is also chairman of the board of trustees of Newton-Wellesley Hospital, serves on the board of Partners HealthCare System and is chair of the Innovation Advisory Board of Partners Healthcare Innovation. Mr. Collier received a bachelor of arts degree from Yale University and a law degree from the University of Virginia Law School. The board of directors believes Mr. Collier's experience in the life sciences industry as a senior executive and his service on the boards of directors of other life sciences companies provide him with the qualifications and skills to serve as a director.

        Garry A. Nicholson was nominated to join our board effective as of the Annual Meeting. Mr. Nicholson was recommended to our governance and nominating committee by Mr. Moulder, our chief executive officer, in part due to his expertise as an executive in the pharmaceutical industry. Mr. Nicholson served as President, Pfizer Oncology, from May 2008 until March 2015. He joined Pfizer, Inc., or Pfizer, as the first leader of its global, dedicated oncology business, with direct responsibility for business strategy and operations. He was responsible for clinical development for both early and late stage medicines, for all oncology sales and marketing organizations globally, and for licensing, acquisitions, and the oncology therapeutic area strategy. In addition to his oncology role, he was a member of the Portfolio Strategy and Investment Committee, the governance body with the oversight responsibility for Pfizer research and development. He also served as a member of the Pfizer Foundation Board of Directors. Prior to joining Pfizer, Mr. Nicholson worked at Eli Lilly and Company, or Lilly, in a number of leadership roles, including sales management, marketing, human resources, and as the pharmaceutical commercial leader in Italy. He assumed the responsibility for the sales and marketing of Lilly's cancer products in the U.S. in 1996 and subsequently managed oncology drug development. Mr. Nicholson earned a bachelor of science degree in pharmacy from the University of North Carolina, Chapel Hill, and a master of business administration degree from the University of South Carolina, Columbia. The board of directors believes Mr. Nicholson's experience in the pharmaceutical industry as a senior executive provide him with the qualifications and skills to serve as a director.

        Arnold L. Oronsky, Ph.D. has served on our board of directors since June 2011. Dr. Oronsky has been a general partner with InterWest Partners, a venture capital firm, since 1994, focusing primarily on life science companies. Dr. Oronsky also serves as a senior lecturer at Johns Hopkins Medical School. Prior to joining InterWest Partners, Dr. Oronsky served as the vice president for discovery research at the Lederle Laboratories division of American Cyanamid Company. Dr. Oronsky holds a Ph.D. in immunology from Columbia University and an A.B. degree from New York University. Dr. Oronsky serves as chairman of the board of directors for Dynavax Technologies (NASDAQ: DVAX), and serves on the board of directors of Applied Genetic Technologies Corp. (NASDAQ: AGTC), both of which are biotechnology companies. In addition, Dr. Oronsky serves on the boards of directors of several privately held life science companies and served on the board of directors of MacroGenics, Inc. (NASDAQ: MGNX) until June 2014. The board of directors believes Dr. Oronsky's experience in the life sciences industry as a venture capitalist, his educational background and his service on the boards of directors of other public and private life sciences companies provide him with the qualifications and skills to serve as a director.

        Beth Seidenberg, M.D. has served on our board of directors since June 2011. Dr. Seidenberg has been a partner at Kleiner Perkins Caufield & Byers, a venture capital firm, since May 2005, where she has primarily focused on life science investing. Dr. Seidenberg was previously the senior vice president, head of global development and chief medical officer at Amgen, Inc. (NASDAQ: AMGN), a biotechnology company. In addition, Dr. Seidenberg was a senior executive in research and development at Bristol Myers Squibb Company (NYSE: BMY), a biopharmaceutical company, and Merck & Co., Inc. (NYSE: MRK), a healthcare company. Dr. Seidenberg received a bachelor of science degree from Barnard College and a medical degree from the University of Miami School of Medicine and completed her post-graduate training at Johns Hopkins University and the National Institutes of Health. Dr. Seidenberg serves on the boards of directors of Atara Biotherapeutics, Inc. (NASDAQ: ATRA), Epizyme, Inc. (NASDAQ: EPZM) and several privately held life sciences companies. Dr. Seidenberg also served on the board of directors of BioCryst Pharmaceuticals, Inc. (NASDAQ: BCRX) until 2011. The board of directors believes Dr. Seidenberg's training as a physician and her experience in the life sciences industry as a senior executive and venture capitalist provide her with the qualifications and skills to serve as a director.

Required Vote and Board Recommendation

        In order to be elected as a director, a nominee must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

  THE BOARD RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NINE NOMINATED DIRECTORS.

Non-Employee Director Compensation

        In February 2014, our board of directors approved a new non-employee director compensation policy, which became effective for all non-employee directors on May 16, 2014. This compensation policy has been in effect for all non-employee directors serving on our board since that date.

        The compensation policy for our non-employee directors is set forth in the chart below. Under the policy, non-employee directors receive a base retainer for their service on the board of directors and fees for certain service and attendance. Non-employee directors are permitted to elect to receive their retainer and fees in cash or unrestricted common stock and are also permitted to elect to defer the receipt of that stock to a date selected by the director or to the date of termination of their service as a director.

Amount
Annual base retainer	$50,000
Annual base retainer for chair of the board of directors*	$70,000
Audit committee service	$7,500
Audit committee chair*	$15,000
Compensation committee service	$5,000
Compensation committee chair*	$10,000
Governance and nominating committee service	$2,500
Governance and nominating committee chair*	$5,000
Fee for meetings of the board of directors in excess of 10 meetings per year	$1,500
Fee for meetings of committees of the board of directors in excess of 6 meetings per year	$1,000

*
A director who serves as chairperson of our board of directors or a committee of our board of directors receives only the retainer or fee associated with service as the chairperson and does not receive, in addition to the amount, the retainer or fee associated with service on the board or committee generally.

        All of the amounts described in the chart above are paid in a single payment on the first business day of the month following our annual meeting. In 2015, these payments will be made on the first business day of June.

        In addition, newly appointed non-employee directors receive a one-time initial award of options to purchase 25,000 shares of our common stock, which vest annually over a three-year period subject to the director's continued service on the board of directors. Thereafter, each non-employee director receives an annual award of options to purchase 10,000 shares of our common stock on the date of the annual meeting of stockholders, which vests on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, subject to the director's continued service on the board of directors.

Director Compensation

        The following table summarizes the compensation paid to or earned by our non-employee directors during the year ended December 31, 2014:

Name	Fees Earned Or Paid in Cash(1)	Option Awards(2)	Total
Lawrence M. Alleva	$66,500	$165,103	$231,603
James O. Armitage, M.D.	56,500	165,103	221,603
Earl M. (Duke) Collier, Jr.(3)	57,500	435,768	493,268
David M. Mott	84,000	165,103	249,103
Arnold L. Oronsky, Ph.D.	62,500	165,103	227,603
Beth Seidenberg, M.D.	59,000	165,103	224,103

(1)
Includes annual fees, committee chairpersonship fees and meeting fees, including fees paid at the election of a director in Company common stock pursuant to the Company's 2012 Omnibus Incentive Plan. Except for Dr. Armitage and Mr. Collier, the directors elected to receive their entire 2014 annual retainer in fully vested shares of common stock. The number of shares issued in lieu of cash for the retainer fees and committee fees were: Mr. Alleva, 2,522 shares; Mr. Mott, 3,186 shares; Dr. Oronsky, 2,371 shares; and Dr. Seidenberg, 2,238 shares. In each case, the shares had a fair market value of $26.36 per share on the date of issuance.

(2)
Each non-employee director except Mr. Collier, who was newly elected in 2014, was granted an option to purchase 10,000 shares of our common stock at an exercise price of $26.36 per share, which vests in full on the earlier of June 2, 2015 or the date of the Annual Meeting, subject to the director's continued service on the board of directors. Amounts shown do not reflect compensation actually received by the director but represent the aggregate full grant date fair value of stock option awards granted to the director and calculated in accordance with Accounting Standards Codification Topic 718, Compensation—Stock-Based Compensation ("ASC 718"), disregarding adjustments for forfeiture assumptions. The assumptions used to value the stock option awards are set forth in Note 7 of the Notes to Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2014.

(3)
Mr. Collier was elected to the board of directors in May 2014 and was granted an option to purchase 25,000 shares of our common stock on June 2, 2014 at an exercise price of $26.36 per share. The shares vest in three equal annual installments beginning June 2, 2015.

        The following table sets forth, as of December 31, 2014, the aggregate number of exercisable and unexercisable option awards outstanding held by our current non-employee directors:

	Option Awards (shares)
Name	Exercisable	Unexercisable
Lawrence M. Alleva	29,046	19,524
James O. Armitage, M.D.	8,333	26,667
Earl M. (Duke) Collier, Jr.	—	25,000
David M. Mott	10,000	10,000
Arnold L. Oronsky, Ph.D.	10,000	10,000
Beth Seidenberg, M.D.	10,000	10,000

        There were no unvested restricted stock awards outstanding at December 31, 2014.

EXECUTIVE OFFICERS

        TESARO has four executive officers, Mr. Moulder, our Chief Executive Officer, Dr. Hedley, our President and Chief Operating Officer, Timothy R. Pearson, our Executive Vice President and Chief Financial Officer, and Joseph L. Farmer, our Senior Vice President, General Counsel and Secretary. Information on Mr. Moulder and Dr. Hedley and their business experience is set forth above in "Proposal No. 1—Election of Directors." Information on Mr. Pearson and Mr. Farmer and their business experience is set forth below.

        Timothy R. Pearson (47) has served as Executive Vice President and Chief Financial Officer since May 2014. Mr. Pearson served as Chief Financial Officer, Executive Vice President and Treasurer of Catalyst Health Solutions, Inc., or Catalyst, a publicly held pharmacy benefit manager, from August 2011 until Catalyst was acquired by SXC Health Solutions (now Catamaran Corporation) in July 2012. Prior to joining Catalyst, Mr. Pearson served as Chief Financial Officer and Executive Vice President of MedImmune, the global biologics business for AstraZeneca plc, where he had functional responsibility for finance, information technology, strategic planning and governance. Mr. Pearson was a founding officer and investment committee member of MedImmune Ventures, MedImmune's venture capital fund that invests in early-stage biotechnology companies. Mr. Pearson, a Certified Public Accountant, holds dual Bachelor of Science degrees from the University of Delaware (in business administration) and the University of Maryland University College (in accounting), as well as a Master of Science degree in Finance from Loyola University. Since March 31, 2014, Mr. Pearson has served on the board of directors, and as chair of the audit committee, of GlycoMimetics, Inc. (NASDAQ: GLYC), a publicly held biotechnology company.

        Joseph L. Farmer (43) has served as Senior Vice President, General Counsel and Secretary since March 2015. From November 2012 until February 2015, Mr. Farmer served as Vice President, Chief Corporate Counsel and Assistant Secretary of Cubist Pharmaceuticals, Inc., where he led the corporate legal department of a publicly-traded global biopharmaceutical company with multiple commercial and development stage products and product candidates. Prior to joining Cubist, Mr. Farmer served as Vice President, General Counsel and Secretary of publicly-traded software company Pegasystems Inc. from June until November 2012. From February 2005 until June 2012, Mr. Farmer held management positions with increasing levels of responsibility at AMAG Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company. Mr. Farmer joined AMAG Pharmaceuticals as General Counsel, Vice President and Secretary, was promoted in May 2008 to Senior Vice President, General Counsel and Secretary, and was promoted again in December 2011 to Chief Administrative Officer, General Counsel and Secretary, a position in which he had management responsibility for the company's legal, compliance, human resources and information technology functions. Mr. Farmer began his legal career in the business practice group of Testa, Hurwitz & Thibeault, LLP. He received his B.A. in economics from Boston University and his J.D. from Boston College Law School.

 COMPENSATION OF EXECUTIVE OFFICERS

Compensation Review

        This Compensation Review addresses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the "Summary Compensation Table" below, or our "named executive officers," and material factors relevant to these policies and decisions. It should be read together with the related tables and disclosures that follow. Our named executive officers for the fiscal year ended December 31, 2014 were:

  •
  Leon O. Moulder, Jr., our Chief Executive Officer;

  •
  Mary Lynne Hedley, Ph.D., our President and Chief Operating Officer; and

  •
  Timothy R. Pearson, our Executive Vice President and Chief Financial Officer.

        When reading this Compensation Review, please note that we are an emerging growth company and under the JOBS Act and are not required to provide a "Compensation Discussion and Analysis" of the type required by Item 402 of Regulation S-K. This Compensation Review is intended to supplement the SEC-required disclosure, which is included below this section, and it is not a Compensation Discussion and Analysis.

        Mr. Pearson, our Executive Vice President and Chief Financial Officer, was hired by the Company effective May 27, 2014, and he did not receive compensation prior to that date. Information provided in this Compensation Review and below in the SEC-required disclosure regarding Mr. Pearson for 2014 reflects the compensation that he received from the Company for the portion of 2014 that he was employed by the Company.

Compensation Philosophy and Objectives

        Our primary objectives with respect to the compensation of our named executive officers are to retain and motivate them because we believe they have experience and competencies that are critical to achievement of our business goals. This is consistent with the overall approach of our compensation system generally, which is to attract, retain and motivate employees (including our officers), who have relevant, critical skills and experience, and can make important contributions to the achievement of our business goals. We seek to achieve these objectives by establishing the components of our compensation packages at competitive levels. For our named executive officers, this means implementing annual variable incentive compensation that is tied to specific corporate goals, and by using equity awards that vest over time, in order to align our named executive officers' interests with the interest of our stockholders in increasing long-term stockholder value. The compensation committee of our board of directors, or the compensation committee, acting under authority delegated to it by our board of directors, makes compensation decisions regarding our named executive officers, other than our Chief Executive Officer. For our Chief Executive Officer, the compensation committee makes formal recommendations to the board of directors, with our non-management directors making the final compensation decisions for our Chief Executive Officer.

        Determination of Compensation.    Mr. Moulder and Dr. Hedley are also our founders. The framework for each of their respective compensation packages was initially established and memorialized in offer letters in May 2010 when the Company completed the Series A financing. We believe that these arrangements reflected both market standards for venture capital-backed companies with a business plan similar to ours and the experience of our named executive officers.

        We have used this initial framework as the continued basis for Mr. Moulder's and Dr. Hedley's compensation since our founding. As the Company has grown, we have increased their base salaries, adopted corporate objectives under our short-term incentive ("STI") program under which they receive annual cash awards, and granted them equity awards under our long-term incentive program. We have also gradually transitioned their compensation packages from those appropriate for a venture-backed company to ones competitive with a peer group of companies described below.

        Mr. Pearson joined the Company as our Executive Vice President and Chief Financial Officer in May 2014. For Mr. Pearson's compensation, our compensation committee considered the recommendations of Mr. Moulder and the committee's compensation consultant regarding a competitive compensation package for Mr. Pearson based upon, among other things, the Company's peer group, its existing compensation structure for other senior executives and the status of the its operations, including its product development programs.

        When making decisions about compensation for Dr. Hedley and Mr. Pearson for 2014 and 2015, the compensation committee considers the recommendations of Mr. Moulder regarding their performance and the committee's compensation consultant, as well as its industry experience and business judgment. The compensation committee and the board of directors evaluate the performance of Mr. Moulder and make determinations as to his compensation based on their assessment of his and the Company's performance and the recommendation of the compensation consultant.

Components of our Compensation Program

        The compensation program for our named executive officers consists of base salary, STI opportunities and equity awards. Our named executive officers are also entitled to certain compensation upon termination of their employment. We believe these different forms of compensation provide appropriate incentives to achieve our business goals within the context of our overall philosophy for compensation.

        Base Salary.    The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive's skill set, experience, roles and responsibilities. When Mr. Pearson was hired by the Company in 2014, his base salary was initially set at $375,000. Base salary amounts for each of Mr. Moulder and Dr. Hedley were initially set in May 2010 at $350,000 and $300,000, respectively, and have been increased each year thereafter. For 2014, the compensation committee reviewed the base salaries for 2013, and determined that an increase was appropriate given the individual performance of each of Mr. Moulder and Dr. Hedley and our overall performance. For 2014, the compensation committee and board of directors approved increasing the base salary for each of Mr. Moulder and Dr. Hedley to $500,000 and $465,000, respectively. The increases to Mr. Moulder's and Dr. Hedley's base salaries, 18% and 16%, respectively, were made, in part, to make them competitive with the base salaries of similarly situated executives at our peer companies, as well as to address customary annual base salary increases and to recognize their performance.

  Short-term Incentive Payouts.

        General.    Our STI program is intended to provide a cash incentive to our named executive officers for achieving both company-wide and individual goals approved at the beginning of each year by our compensation committee and board of directors. We believe that having an annual STI program is a customary practice necessary to retain executives, and that it motivates our executives to achieve the specific goals that are a part of the program.

        Relative Weighting Between Company-wide and Individual Goals.    For 2014, the company-wide goals and individual goals for our named executive officers were established by the compensation committee and approved by our board of directors. The compensation committee and the board of directors determined that for 2014 the STI program would weight company-wide goals and individual goals as set forth in the chart below for each of our named executive officers:

Named Executive Officer	Weighting of Company-Wide Goals	Weighting of Individual Goals
Leon O. Moulder, Jr.,	90%	10%
Chief Executive Officer
Mary Lynne Hedley, Ph.D.,	90%	10%
President and Chief Operating Officer
Timothy R. Pearson,	80%	20%
Executive Vice President and Chief Financial Officer

The relative weighting between the company-wide goals and the individual goals reflects our belief that if the primary focus of our named executive officers is the achievement of company-wide goals then we will increase the likelihood of achieving our strategic plan.

        Target Payout.    The STI Program is structured so that achievement of the company-wide goals and the individual goals at a level of 100% would result in the named executive officer receiving an STI target payment in an amount equal to a specified percentage of his or her base salary. For each named executive officer, a 100% achievement under the STI program would result in a target payment equal to 55%, 50% and 40% for Mr. Moulder, Dr. Hedley and Mr. Pearson, respectively, of each of their base salaries for 2014; except that Mr. Pearson's payment would be pro-rated for the portion of 2014 during which he was employed by us. Therefore, a payment of 100% of each officer's target STI would equal $275,000 for Mr. Moulder, $232,500 for Dr. Hedley and $83,100 for Mr. Pearson. The STI program for 2014 was also structured so that each named executive officer could achieve between zero and 150% of the target award with respect to the achievement of the company-wide goals. In other words, the maximum payment that Mr. Moulder and Dr. Hedley could receive under the STI program would be 145% of their target award, or $398,750 and $337,125, respectively, while the maximum payment that Mr. Pearson could receive under the STI program would be 140% of his target award, or $116,340. Mr. Pearson's prospective maximum award payment is pro-rated for the portion of 2014 during which he was employed by us.

        Company-wide Goals.    For 2014, the compensation committee and the board of directors selected six company-wide goals based on our operating plan and long-term strategy. The compensation committee and the board of directors weighted each of the six company-wide goals based on their subjective judgment regarding the importance of each of those goals. If each of the company-wide goals was achieved at the 100% level, then each of the named executive officers would receive 100% of his or her target award under the STI program with respect to the company-wide goals. Likewise, if none of the company-wide goals was achieved then our named executive officers would not receive their target awards under the STI program with respect to the company-wide goals. Stated differently, our STI program does not assure our named executive officers of any guaranteed minimum payment under the STI program. Because the STI program is not based entirely on the achievement of company-wide goals, the achievement of the company-wide goals only accounts for a portion of the STI program payment for each of our named executive officers. Specifically, achievement of 100% of the company-wide goals would account for 90% of the target payout for Mr. Moulder and Dr. Hedley and 80% of the target payout for Mr. Pearson.

        For 2014, we had six company-wide goals, which in the aggregate accounted for 100% of the company-wide goal portion of the STI program. The company-wide goals for 2014 and the respective weighting for each goal were as follows: (1) the successful acceptance for filing by the U.S. Food and Drug Administration of the New Drug Application for oral rolapitant (20%), (2) the initiation of the registration program for IV rolapitant (20%), (3) the achievement of 50% enrollment for the NOVA study for niraparib, a Phase 3 clinical trial evaluating niraparib for the treatment of patients with high-grade serous, platinum-sensitive, relapsed ovarian cancer, and of 70% site activation for the BRAVO study for niraparib, a Phase 3 clinical trial evaluating niraparib in breast cancer patients with germline breast cancer susceptibility gene mutations (20%), (4) the decision of whether to proceed with the registration program for TSR-011 (10%), (5) the successful acquisition of rights to one anti-cancer agent/program (10%), and (6) the achievement of certain financial objectives including targeted year-end cash (20%). Each of the foregoing goals also was associated with completion during a specific quarterly reporting period for 2014. As mentioned above, the compensation committee and the board of directors agreed that each of our company-wide goals should be weighted based on their subjective judgment regarding the relative importance of each of these goals. Achievement of our target goals involved future performance and, therefore, was subject to uncertainty at the time the goals were set. The compensation committee believes it established target goals that were achievable with an appropriate amount of dedication and hard work and, therefore, it was more likely than not that each executive officer would earn a payment under the STI program, but not necessarily the target award under the STI program, which is consistent with our compensation philosophy. However, our compensation committee believes that at the time the objectives were set, there would be a substantial degree of difficulty in achieving the objectives at the target 100% level and a much greater degree of difficulty in achieving them at the stretch 150% level.

        In early 2015, our compensation committee reviewed our progress on the company-wide goals for 2014 and concluded that the Company-wide goals had been achieved at a 97% percent level. For each of the named executive officers, this meant that they earned 97% of the company-wide goals portion of their STI target payment, or 87.3% of the total STI target payment for each of Mr. Moulder and Dr. Hedley and 77.6% of the total STI target payment for Mr. Pearson.

        Individual Goals.    Also at the beginning of 2014, the compensation committee established individual goals for each of our named executive officers. The rationale behind assigning individual goals to each of our named executive officers is that each of them is responsible for activities within their respective job functions that support achieving company-wide goals and the Company's strategic plan. We believe that it is important that these individual goals be achieved and incentivized. Nevertheless, as demonstrated by the relative weighting between the company-wide goals and the individual goals for each of our named executive officers, we believe that individual goals are secondary to the company-wide goals.

        We assigned each of the named executive officers between three and five individual goals. Each of those individual goals was then weighted to reflect the decision of our compensation committee or our board of directors as to the relative importance of each goal to the officer's job function and the contribution that successfully performing the goal would make to our company-wide goals and strategic plan. If the officer accomplished all of his or her individual goals at his or her expected performance level, then the officer would receive 100% of the target STI payment in respect of the officer's individual goals. For Mr. Moulder and Dr. Hedley, this would equate to 10% of each of their respective STI target payments, or 5% of their respective base salaries. For Mr. Pearson, this would equate to 20% of his STI target payment, or 8% of his base salary.

        Our compensation committee determines the level of achievement for Dr. Hedley and Mr. Pearson of their respective individual goals. This determination is made following consultation with Mr. Moulder and is based partially on his recommendation. The degree to which Mr. Moulder has achieved his individual goals is determined by our board of directors and is based partially on the recommendation of the compensation committee.

        The following paragraphs describe for each of our named executive officers their individual goals, the relative weighting of each of those individual goals, the level of achievement by the executive officer for each individual goal, and the percentage STI payment arising from the achievement of the individual goal.

        Leon O. Moulder, Jr., Chief Executive Officer.    Mr. Moulder was assigned goals related to (1) governance of and leadership pertaining to our board of directors, (2) providing company-wide leadership and (3) responsibility for effectively deploying our financial resources. These three goals were assigned weightings of 25%, 50% and 25%, respectively, for the individual goal portion of the STI program. Our compensation committee recommended and our board of directors approved Mr. Moulder's achievement of his individual goals at the 97.5% level. Accordingly, for 2014, Mr. Moulder earned 97.5% of the 10% portion of the STI target payment that was attributed to the achievement of his individual performance goals.

        Mary Lynne Hedley, Ph.D., President and Chief Operating Officer.    Dr. Hedley was assigned goals related to (1) providing leadership for the Company, (2) increasing operational capacity and efficiency, (3) establishing the strategy for each of our development programs and (4) contributing to investor relations goals of the Company. These four goals were each assigned a weighting of 25% for the individual goal portion of the STI program. Based on the achievement of her individual goals, the compensation committee determined that Dr. Hedley achieved her individual goals at the 97.5% level. Accordingly, for 2014, Dr. Hedley earned 97.5% of the 10% portion of the STI target payment that was attributed to the achievement of her individual performance goals.

        Timothy R. Pearson, Executive Vice President and Chief Financial Officer.    Mr. Pearson was assigned goals related to (1) implementing organizational structure and staffing for finance and information technology functions, (2) achieving financial goals related to capital raises, (3) contributions to the development of the Company's strategic plan, (4) enhancing financial planning and analysis capabilities and processes and (5) management of certain governance processes. These five goals were each assigned a weighting of 20% for the individual goal portion of the STI program. Based on the achievement of his individual goals, the compensation committee determined that Mr. Pearson achieved his individual goals at the 97% level. Accordingly, for 2014, Mr. Pearson earned 97% of the 20% portion of the STI target payment that was attributed to the achievement of his individual performance goals.

        Overall STI Program Payments for 2014.    The following table sets forth for each of our named executive officers their target STI payment, the percentages of the STI payment attributable to company-wide and individual goals, the level of performance achieved by each named executive officer with respect to both the company-wide and individual goals, and the total STI payment to each named executive officer as a result of his or her participation in the STI program for 2014. Where appropriate, we have included this information both as a percentage and as a dollar amount. The data presented for Mr. Pearson reflects pro-ration for 2014 based on his employment start date of May 27, 2014.

Named Executive Officer	Target Award ($)	Target Award (%)	Company-wide Goal Achievement (%)	Company-wide Goal achievement ($)	Individual Goal Achievement (%)	Individual Goal Achievement ($)	STI Payout (%)	STI Payout ($)
Leon O. Moulder, Jr.	$275,000	55%	97%	$237,028	97.5%	$26,472	97.1%	$263,500
Mary Lynne Hedley, Ph.D.	$232,500	50%	97%	$201,663	97.5%	$22,523	97.1%	$224,186
Timothy R. Pearson(1)	$83,100	40%	97%	$72,526	97%	$8,058	97%	$80,584

(1)
Mr. Pearson's target award amount represents his target award for the portion of 2014 during which he was an employee of the Company.

        Equity Awards.    Our use of equity awards is intended to align our named executive officers' interests with the interest of our stockholders by providing an incentive to our named executive officers to increase long-term stockholder value. Furthermore, we believe that in the biopharmaceutical industry, equity awards are a primary motivator to retain executives. We have determined the size and frequency of awards based on numerous factors, including the executive's skills and experience, the executive's responsibilities, internal equity and the approach to setting compensation described under "—Determination of Compensation" above.

        In February 2014, the compensation committee and the board of directors granted stock options to Mr. Moulder and Dr. Hedley. In May 2014, the compensation committee and the board of directors granted stock options to Mr. Pearson in connection with his joining the Company. These awards were intended to motivate our named executive officers to increase our long-term value over the Company's then-current value. We selected stock options rather than other forms of equity compensation because we believe that stock options are better tools for increasing long-term stockholder value than, for example, restricted stock. We believe restricted stock and similar equity compensation instruments are better devices to create an ownership stake in the Company. While we believe both goals are important, for the 2014 equity grants to our named executive officers, we believe that stock options better served our goals at the time.

        The following table summarizes the stock options awarded to the named executive officers for 2014:

Named Executive Officer	Options Awarded	Grant Date Fair Value
Leon O. Moulder, Jr.,	125,000	$2,801,313
Chief Executive Officer
Mary Lynne Hedley, Ph.D.,	105,000	$2,353,103
President and Chief Operating Officer
Timothy R. Pearson,	125,000	$2,098,400
Executive Vice President and Chief Financial Officer

        These stock options vest 25% on the one-year anniversary of the grant date and, thereafter, 1/36th of the remaining options vest on each monthly anniversary of the grant date.

        We have granted stock options, and may grant other equity compensation, to our named executive officers under our 2012 Omnibus Incentive Plan (the "2012 Incentive Plan"). Except in connection with a corporate transaction involving the Company, stock options and stock appreciation rights issued under the 2012 Incentive Plan may not be repriced without stockholder approval. The number of shares of our common stock available for issuance under the 2012 Incentive Plan will be increased automatically on January 1 of each year by a number of shares of common stock equal to the lesser of (i) 4% of the shares of common stock outstanding at such time or (ii) the number of shares determined by our board of directors.

Offer Letters

        In May 2010, in connection with our Series A preferred stock financing, we entered into offer letters with Mr. Moulder and Dr. Hedley that reflect the framework for executive compensation discussed above. In June 2012, these agreements were amended and restated in anticipation of our initial public offering. These amended agreements were designed to be a part of a competitive compensation package for a publicly-traded company and to keep our named executive officers focused on our business goals and objectives. These offer letters, as amended, continue to serve as the basis for our at-will employment arrangements with Mr. Moulder and Dr. Hedley.

        In May 2014, we entered into an offer letter with Mr. Pearson. In general, the offer letter with Mr. Pearson is consistent with the amended and restated agreements with Mr. Moulder and Dr. Hedley.

Payments on Termination

        Pursuant to their offer letters, each of our named executive officers is entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change of control of the Company. The terms of these arrangements are more fully described below under "—Offer Letter Agreements" and "—Potential Payments Upon a Termination or Change in Control." We believe these protections are appropriate for the senior executives of a development-stage biopharmaceutical company. We believe that providing benefits in the event of a change of control of the Company allows our named executive officers to focus their attention on building our business rather than on the personal implications of a transaction.

Compensation Consultant

        As a part of determining compensation for our named executive officers, the compensation committee has engaged Radford, an AON Hewitt Consulting company, as an independent compensation consultant. Radford provides analysis and recommendations to the compensation committee regarding:

  •
  trends and emerging topics with respect to executive compensation;

  •
  peer group selection for executive compensation benchmarking;

  •
  compensation practices for our peer group;

  •
  compensation programs for executives and all of our associates; and

  •
  stock utilization and related metrics.

When requested, Radford consultants attend meetings of the compensation committee, including executive sessions in which executive compensation issues are discussed. Radford reports to the compensation committee and not to management, although Radford meets with management for purposes of gathering information for its analyses and recommendations.

        In determining to engage Radford, the compensation committee considered the independence of Radford, taking into consideration relevant factors, including the absence of other services provide to the Company by Radford, the amount of fees the Company paid to Radford as a percentage of Radford's total revenue, the policies and procedures of Radford that are designed to prevent conflicts of interest, any business or personal relationship of the individual compensation advisors employed by Radford with an executive officer of the Company, any business or personal relationship the individual compensation advisors employed by Radford have with any member of the compensation committee, and any stock of the Company owned by Radford or the individual compensation advisors employed by Radford. The compensation committee has determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Radford and the individual compensation advisors employed by Radford as compensation consultants to the compensation committee has not created any conflicts of interest, and that Radford is independent pursuant to the independence standards set forth in the NASDAQ listing standards promulgated pursuant to Section 10C of the Exchange Act.

Peer Group

        As part of its consideration of executive officer compensation for 2014, the compensation committee established a peer group against which it could compare the Company's executive compensation to determine competitiveness and market trends. In developing this peer group of companies, the compensation committee, with assistance from Radford, considered the market capitalization and other key business metrics of biotechnology and biopharmaceutical companies. The peer group consisted of the following companies:

Acorda Therapeutics	Aegerion Pharmaceuticals	Anacor Pharmaceuticals
Ariad Pharmaceuticals	Celldex Therapeutics	Clovis Oncology
Halozyme Therapeutics	ImmunoGen	Infinity Pharmaceuticals
Isis Pharmaceuticals	Lexicon Pharmaceuticals	MannKind
Merrimack Pharmaceuticals	Nektar Therapeutics	NPS Pharmaceuticals
Orexigen Therapeutics	Portola Pharmaceuticals	Spectrum Pharmaceuticals
Synageva BioPharma

At the time this peer group was established, our market capitalization was at approximately the 46th percentile of this group of peer companies. We considered a similar peer group in connection with our named executive officer compensation for 2013.

Federal Tax Considerations under Section 162(m)

        Section 162(m) of the Code disallows a federal income tax deduction to any publicly traded corporation for any remuneration in excess of $1.0 million of compensation paid to specified executive officers in a calendar year. Compensation in excess of $1.0 million may be deducted if, among other things, it qualifies as performance-based compensation within the meaning of Section 162(m). We expect that our compensation committee will periodically consider the potential consequences of Section 162(m) on the various elements of our executive compensation program. In its judgment, where the compensation committee determines it is reasonably practicable and consistent with our overall compensation program objectives, it will seek to structure the equity incentives component of our executive compensation program to comply with the exemptions in Section 162(m). Our 2012 Omnibus Incentive Plan has been structured to facilitate this process. However, our board of directors or compensation committee may, in their judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) in situations where they believe that such payments are appropriate.

        The regulations under Section 162(m) include a "grandfather" provision to protect existing compensation arrangements of privately held companies that go public. The Section 162(m) limitation does not apply to any compensation plan or agreement, including our 2012 Omnibus Incentive Plan, which existed before a corporation becomes publicly held to the extent that the plan or agreement was disclosed in the prospectus accompanying the initial public offering. This exception may be relied on until the earliest of: (i) the expiration of the plan or agreement, (ii) the material modification of the plan or agreement, (iii) the issuance of all stock and other compensation that has been allocated under the plan, or (iv) the first stockholder meeting at which directors will be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs.

Executive Compensation

        The following table presents summary information regarding the total compensation awarded to, earned by, or paid to our Chief Executive Officer, our President and Chief Operating Officer, and our Executive Vice President and Chief Financial Officer for services rendered to us for the years ended December 31, 2013 and 2014. We refer to these individuals as our "named executive officers."

Summary Compensation Table

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plans ($)(3)	All Other Compensation ($)(4)	Total ($)
Leon O. Moulder, Jr.	2014	493,654	—	2,801,313	263,500	5,074	3,563,541
Chief Executive Officer	2013	422,885	—	3,148,200	190,298	5,126	3,766,509
Mary Lynne Hedley, Ph.D.	2014	462,000	—	2,353,103	224,186	12,634	3,051,923
President and Chief Operating	2013	397,885	—	2,754,675	179,048	12,486	3,344,094
Officer
Timothy R. Pearson(5)	2014	207,692	75,000	2,098,400	80,584	1,919	2,463,595
Executive Vice President and
Chief Financial Officer

(1)
The amount shown for Mr. Pearson reflects his signing bonus.

(2)
The amounts reflect the aggregate grant date fair value of stock option awards granted during the year computed in accordance with the provisions of ASC 718. For information regarding assumptions underlying the value of stock option awards, see Note 7 of the Notes to Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data," and the discussion within Part II, Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Significant Judgments and Estimates—Stock-Based Compensation," of our Annual Report on Form 10-K for the year ended December 31, 2014.

(3)
The figures shown for non-equity incentive plan compensation represent amounts earned for the fiscal years ended December 31, 2013 and 2014, respectively, which were paid during 2014 and 2015, respectively. See "—Compensation Review—Short-term Incentive Payouts" for more information.

(4)
The amounts shown represent the sum of Company 401(k) contributions and the dollar value of life, AD&D and short- and long-term disability insurance premiums we paid for the applicable named executive officer.

(5)
Mr. Pearson was not a named executive officer during 2013. Mr. Pearson's salary represents salary for the portion of 2014 during which he was an employee of the Company.

Narrative Disclosure Relating to Summary Compensation Table

        For an explanation of the amount of salary, bonus, stock and option awards and other compensation paid to our named executive officers, please see "—Compensation Review—Components of our Compensation Program," and the disclosure provided in the "Summary Compensation Table" above.

Grants of Plan-Based Awards

        The following table provides information regarding grants of plan-based awards to each of our named executive officers during 2014.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards ($)(3)
						Exercise or Base Price of Option Awards ($/Sh)(2)
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)
Leon O. Moulder, Jr.	2/27/2014	$—	$275,000	$398,750	125,000	$33.74	$2,801,313
Mary Lynne Hedley, Ph.D.	2/27/2014	$—	$232,500	$337,125	105,000	$33.74	$2,353,103
Timothy R. Pearson(4)	5/27/2014	$—	$150,000	$210,000	125,000	$25.27	$2,098,400

(1)
Amounts shown as estimated possible payouts under non-equity incentive plan awards are the target and maximum cash incentive each executive was eligible to receive pursuant to the terms of our STI program. For actual amounts paid, see "—Summary Compensation Table." For more information regarding these payments, see "—Compensation Review—Components of our Compensation Program—Short-term Incentive Payouts."

(2)
Amounts represent the closing price of our common stock as reported on the NASDAQ Global Select Market on the grant date. For a description of the terms of stock options granted, see "—Compensation Review—Components of our Compensation Program—Equity Awards."

(3)
Reflects the grant date fair value of each award computed in accordance with ASC 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in Note 7 of the Notes to Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
Because Mr. Pearson's employment with the Company began May 27, 2014, he received a pro-rated payment under our STI program for 2014. The option grant of 125,000 shares was a new hire grant to incentivize Mr. Pearson to join the Company.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information regarding equity awards held by each of our named executive officers that were outstanding as of December 31, 2014.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(7)
Leon O. Moulder, Jr.	—	125,000	(1)	—	$33.74	2/27/2024
	87,500	112,500	(2)	—	$24.18	3/6/2023
	255,356	116,072	(3)	—	$6.615	3/16/2022
	268,451	45,834	(4)	—	$1.33	7/19/2021
							1,414	(5)	$52,587
Mary Lynne Hedley, Ph.D.	—	105,000	(1)	—	$33.74	2/27/2024
	76,562	98,438	(2)	—	$24.18	3/6/2023
	235,713	107,144	(3)	—	$6.615	3/16/2022
	244,047	41,667	(4)	—	$1.33	7/19/2021
							1,325	(5)	$49,277
Timothy R. Pearson	—	125,000	(6)	—	$25.27	5/27/2024

(1)
The options held by the named executive officers were granted on February 27, 2014. On the one-year anniversary of the grant date, 25% of these options vest and, thereafter, 1/36th of the remaining options will vest on each monthly anniversary of the grant date.

(2)
The options held by the named executive officers were granted on March 6, 2013. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options have vested or will vest on each monthly anniversary of the grant date.

(3)
The options held by the named executive officers were granted on March 16, 2012. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options have vested or will vest on each monthly anniversary of the grant date.

(4)
The options held by the named executive officers were granted on July 19, 2011. On the one-year anniversary of the grant date, 25% of these options vested and, thereafter, 1/36th of the remaining options have vested or will vest on each monthly anniversary of the grant date.

(5)
The restricted stock held by the named executive officer was awarded on February 7, 2011. The amount shown as unvested as of December 31, 2014 vested as of January 6, 2015.

(6)
The options held by Mr. Pearson were granted on May 27, 2014. On the one-year anniversary of the grant date, 25% of these options vest and, thereafter, 1/36th of the remaining options will vest on each monthly anniversary of the grant date.

(7)
Represents the market value of the shares based on the closing price on December 31, 2014 of $37.19 per share.

Option Exercises and Stock Vested

        The following table sets forth information regarding the number of shares of stock awards acquired on vesting by our named executive officers during the fiscal year ended December 31, 2014. No stock options were exercised by the named executive officers included in the table below during the fiscal year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Leon O. Moulder, Jr.	—	$—	40,402	$1,218,431
Mary Lynne Hedley, Ph.D.	—	$—	35,983	$1,082,961
Timothy R. Pearson	—	$—	—	$—

(1)
The value realized upon exercise is the difference between the fair value of our common stock at the time of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2)
The value realized upon vesting is the fair value of our common stock on the vesting date multiplied by the number of shares acquired on vesting.

Pension Benefits and Deferred Compensation

        We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Effective as of January 1, 2012, we amended our 401(k) plan to provide for employer matching contributions equal to (1) 100% of employee deferral contributions up to a deferral rate of 3% of base salary compensation plus (2) 50% of employee deferral contributions up to a deferral rate of an additional 2% of base salary compensation. We did not maintain any deferred compensation plans for any named executive officer for the year ended December 31, 2014.

Offer Letter Agreements

        We have amended and restated offer letter agreements with Mr. Moulder and Dr. Hedley and an offer letter agreement with Mr. Pearson. The offer letter agreements with Mr. Moulder and Dr. Hedley were originally entered into on May 10, 2010 and were amended and restated on June 18, 2012 in anticipation of our initial public offering. The offer letter agreement with Mr. Pearson was entered into on May 27, 2014. The amended and restated offer letter agreements with Mr. Moulder and Dr. Hedley and the offer letter agreement with Mr. Pearson are collectively referred to herein as the "offer letter agreements." These at-will agreements were designed to be a part of a competitive compensation package and keep our executive officers focused on our business goals and objectives. The agreements provide for base salaries, incentive compensation benefits and, in certain circumstances, severance benefits.

        The amended and restated offer letter agreements with each of Mr. Moulder and Dr. Hedley provided for an initial base salaries of $375,000 and $350,000, respectively, which salaries have been increased since the date of these agreements, as reflected in the "—Summary Compensation Table" above. Mr. Pearson's offer letter agreement provided for an initial base salary of $375,000. The offer letter agreements also include a bonus target of 30% of the annual base salary of each of Mr. Moulder and Dr. Hedley (which bonus amounts have since been increased) and 40% of the annual base salary of Mr. Pearson, which bonus is payable upon attainment of objectives as determined by our board of directors. In addition to base salary and bonus, the offer letter agreements provide for vacation benefits and the ability to participate in our employee benefit plans on the same terms as other similarly situated executive officers.

        The offer letter agreements also provide the named executive officers with certain payments and benefits upon certain terminations of employment. Pursuant to the offer letter agreements, in order to receive certain severance benefits, each named executive officer is required to execute a general release in favor of the Company, which includes, among other things, non-solicitation and non-disparagement provisions.

        Under the terms of the offer letter agreements, in the event that the named executive officer resigns without "Good Reason," as defined below, or their employment terminates due to death or disability (as such term is defined in the amended and restated offer letter agreements), such executive is entitled to receive the following: (i) unpaid annual base salary for services rendered prior to the date of termination or resignation, (ii) any earned but unpaid annual bonus for any year prior to the year in which termination of employment occurs, (iii) reimbursement of any un-reimbursed business expenses, (iv) accrued but unused vacation pay and (v) any other payments, benefits or fringe benefits to which the executive is entitled to under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant (items (i) through (v) collectively referred to herein as "accrued benefits"). In the event that the Company terminates the executive's employment for "Cause," as defined below, the executive will be entitled to receive all of his or her accrued benefits, with the exception of any earned but unpaid bonus.

        In the event the named executive officer's employment is terminated for any reason other than for "Cause," death, or disability, or if the named executive officer resigns for "Good Reason," and such termination is not in connection with or within 12 months following a "Change in Control," as defined below, the named executive officer is entitled, provided he or she executes a release in favor of the Company and any revocation period in connection with such release has lapsed, to receive the following payments and compensation (in accordance with our regular pay policies and commencing 60 days following termination):

  •
  his or her accrued benefits;

  •
  in the case of Mr. Moulder, 18 months' base salary, and in the case of Dr. Hedley and Mr. Pearson, 12 months' base salary, payable in lump sums;

  •
  payment of a monthly COBRA coverage premium for the lesser of (i) in the case of Mr. Moulder, 18 months, and in the case of Dr. Hedley and Mr. Pearson, 12 months, or (ii) the period from termination until the date upon which the executive commences full-time employment or employment that provides such executive with eligibility for healthcare benefits substantially comparable to those provided by the Company; and

  •
  in the case of Mr. Moulder and Dr. Hedley, the vesting of such executive's unvested restricted stock, obtained on March 26, 2010, pursuant to the terms of his or her restricted stock agreement with the Company (each a "Restricted Stock Agreement"). This grant of restricted stock was fully vested as of March 31, 2014. All other equity awards will be governed by the terms of the applicable award agreement.

        If, in connection with or within 12 months following a "Change in Control," as defined below, the named executive officer's employment is terminated for any reason other than for "Cause" or if the named executive officer resigns for "Good Reason," the named executive officer is entitled, provided he or she executes a release in favor of the Company and any revocation period in connection with such release has lapsed, to receive the following payments and compensation:

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  his or her accrued benefits;

  •
  in the case of Mr. Moulder, 18 months' base salary, and in the case of Dr. Hedley and Mr. Pearson, 12 months' base salary, payable in a lump sum 60 days after termination;

  •
  in the case of Mr. Moulder, 150% of the target bonus for the year his employment terminates, and in the case of Dr. Hedley and Mr. Pearson, 100% of the target bonus for the year her employment terminates, payable in a lump sum 60 days after termination of employment;

  •
  payment of a monthly COBRA coverage premium for the lesser of (i) in the case of Mr. Moulder, 18 months following termination of employment, and in the case of Dr. Hedley and Mr. Pearson, 12 months following termination of employment, or (ii) the period from termination to the date upon which the executive commences full-time employment or employment that provides such executive with eligibility for healthcare benefits substantially comparable to those provided by the Company; and

  •
  the immediate vesting of all of such executive's outstanding equity awards.

        If any of the payments or benefits received by the executive in connection with a Change in Control or termination of employment, whether received pursuant to the amended and restated offer letter agreements or otherwise, referred to as 280G payments, constitute "parachute payments" within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code, then, pursuant to the terms of the amended and restated offer letter agreements, such 280G payments shall be reduced by us so that the executive will not be considered to have received a parachute payment, unless the executive would receive a greater after-tax amount by receiving all such 280G payments without reduction pursuant to the terms of the amended and restated offer letter agreements.

        For purposes of the offer letter agreements, termination for "Cause" shall mean termination for such named executive officer's: (i) willful misconduct or gross negligence as to a material matter in connection with his or her duties; (ii) act constituting material dishonesty or fraud with respect to the Company; (iii) indictment for, conviction of, or a plea of guilty or nolo contendere to, a felony under applicable law; (iv) material violation of a material term in the case of Mr. Moulder and Dr. Hedley, or violation of a term, in the case of Mr. Pearson, of any written Company policy made available to the executive; (v) failure to attempt in good faith to perform his or her duties in all material respects or follow a clear, lawful and reasonable directive of the board of directors; or (vi) material breach of fiduciary duty owed to the Company that has caused or could reasonably be expected to cause a material injury to the Company's business; provided, however, that the Company has provided the executive with written notice of the existence of such event or circumstance and, with respect to the circumstances in clauses (iv) and (v) only, the executive fails to substantially cure the event or circumstance identified within 30 days of receipt of such notice. A resignation by the named executive officer shall be deemed a resignation for "Good Reason" if the executive provides written notice to the Company of the specific circumstances alleged to constitute Good Reason within 90 days after any one or more of the following events: (i) the executive is required to report to another person other than the board of directors, in the case of Mr. Moulder, and the Chief Executive Officer, in the case of Dr. Hedley, or the assignment to the executive of any duties or responsibilities which result in the material diminution of the executive's position as, in the case of Mr. Moulder, the Chief Executive Officer of the Company, in the case of Dr. Hedley, the President and Chief Operating Officer of the Company, and in the case of Mr. Pearson, the Chief Financial Officer of the Company, subject to certain exceptions; (ii) a reduction by the Company in the executive's annual base salary or target bonus percentage, in the case of Mr. Moulder and Dr. Hedley, and in the case of Mr. Pearson, such reduction without his consent; (iii) the relocation of the executive's primary office at the Company's headquarters in the Boston, Massachusetts metropolitan area to another location by more than 50 miles in the case of Mr. Moulder and Dr. Hedley or 30 miles in the case of Mr. Pearson or relocation of the executive's primary office at the Company's headquarters to another location that is not the Company's headquarters; or (iv) a breach by the Company of the terms of the executive's amended and restated offer letter agreement or the executive's Restricted Stock Agreement, including, without limitation, the diminution of such executive's job title, in the case of Mr. Moulder and Dr. Hedley, or such breach of the terms of his offer letter agreement, in the case of Mr. Pearson. In each case, the Company shall have 30 days to cure such circumstances in all material respects upon the receipt of notice from the executive of such circumstances. In no event shall termination for Good Reason occur after the 180th day following the first occurrence of any Good Reason event. For the avoidance of doubt, Mr. Pearson not serving as either Treasurer or Corporate Secretary shall not constitute Good Reason.

        For purposes of the offer letter agreements, the term "Change in Control" shall mean the occurrence of any of the following: (i) subject to certain exceptions, a person or group becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company, on a fully diluted basis; (ii) individuals who on the effective date of the 2012 Incentive Plan constitute the board of directors (together with any new directors whose election by such board or whose nomination by such board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such board then in office who either were members of such board on the effective date of the 2012 Incentive Plan or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office; (iii) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in such merger or consolidation transaction immediately after such transaction; (iv) there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person or group; or (v) the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

Non-Disclosure and Inventions Assignment Agreement

        Each of our named executive officers has also entered into a standard form agreement with respect to the non-disclosure of information and assignment of inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary and confidential information received during the course of employment and to assign to us any inventions conceived or developed during the course of their employment.

Potential Payments Upon a Termination or Change in Control

        As discussed under the caption "—Offer Letter Agreements" above, we have agreements with our named executive officers pursuant to which they will receive severance payments upon certain termination events. The information below describes and quantifies certain compensation that would be available under our existing plans and arrangements if (i) the named executive officer was terminated as of December 31, 2014 or (ii) if a Change in Control, as defined herein, occurred on December 31, 2014 and the named executive officer had been subsequently terminated on the same date.

        In addition, in the event of a "Change in Control" of the Company, as defined herein, all equity awards granted under the Company's 2010 Stock Incentive Plan, 2012 Omnibus Incentive Plan, or any other applicable equity plan that are outstanding immediately prior to the Change in Control shall become fully vested and exercisable.

        Termination Other than for Cause, Death or Disability; Resignation for Good Reason.    Assuming a December 31, 2014 termination event, the aggregate value of the payment and benefits to which each named executive officer would be entitled to in the event that the named executive officer's employment is terminated by the Company for any reason other than for Cause, death, or disability, or if the named executive officer resigns for Good Reason, would be as follows:

Name	Cash Severance ($)(1)	Benefits And Health Programs ($)(2)	Total ($)
Leon O. Moulder, Jr.	750,000	32,797	782,797
Mary Lynne Hedley, Ph.D.	465,000	21,025	486,025
Timothy R. Pearson	375,000	20,689	395,689

(1)
This amount represents, in the case of Mr. Moulder, 18 months' base salary, and in the case of Dr. Hedley and Mr. Pearson, 12 months' base salary, each at the rate in effect immediately prior to the executive's termination of employment.

(2)
This amount represents, in the case of Mr. Moulder, 18 months, and in the case of Dr. Hedley and Mr. Pearson, 12 months, of continued Company-paid benefits and health coverage.

        Termination Following a Change in Control.    Assuming a December 31, 2014 Change in Control and subsequent termination event on that same date for any reason other than Cause, death or disability, or if the named executive officer resigns for Good Reason, the aggregate value of the payment and benefits to which each named executive officer would be entitled to would be as follows:

Name	Cash Severance ($)(1)	Bonus ($)(2)	Benefits and Health Programs ($)(3)	Value of All Other Accelerated Equity ($)(4)	Total ($)
Leon O. Moulder, Jr.	750,000	412,500	32,797	7,139,971	8,335,268
Mary Lynne Hedley, Ph.D.	465,000	232,500	21,025	6,462,312	7,180,837
Timothy R. Pearson	375,000	150,000	20,689	1,490,000	2,035,689

(1)
This amount represents, in the case of Mr. Moulder, 18 months' base salary, and in the case of Dr. Hedley and Mr. Pearson, 12 months' base salary, each at the rate in effect immediately prior to the executive's termination of employment.

(2)
This amount represents, in the case of Mr. Moulder, 150% of his target bonus for the year his employment terminates, and in the case of Dr. Hedley and Mr. Pearson, 100% of the executive's target bonus for the year the executive's employment terminates, payable if an executive is terminated without Cause or resigns for Good Reason upon a Change in Control, as defined herein.

(3)
This amount represents, in the case of Mr. Moulder, 18 months, and in the case of Dr. Hedley and Mr. Pearson, 12 months, of continued Company-paid benefits and health coverage.

(4)
Assuming a December 31, 2014 Change in Control, the value of all equity awards issued pursuant to the applicable equity plan that would vest and become exercisable for each named executive officer would be as follows:

Name	Value of Stock Options ($)	Value of Restricted Stock ($)
Leon O. Moulder, Jr.	7,087,384	52,587
Mary Lynne Hedley, Ph.D.	6,413,035	49,277
Timothy R. Pearson	1,490,000	—

        The value of stock options upon vesting acceleration is calculated based on the closing price on December 31, 2014 of $37.19 per share with respect to unvested stock options subject to acceleration, less the exercise price of these unvested options. The actual value will vary depending on the date the options are exercised. The value of restricted stock upon vesting acceleration is calculated based on the closing price on December 31, 2014 of $37.19 per share with respect to unvested restricted stock subject to acceleration.

 PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        We are asking our stockholders to ratify the audit committee's selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Although ratification is not required by our bylaws or otherwise, the board of directors is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.

        The board of directors first approved Ernst & Young as our independent auditors in 2010, and Ernst & Young has audited our consolidated financial statements since that time, including at December 31, 2014 and for the year ended December 31, 2014. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement at the meeting if they desire to do so, and they will be available to respond to appropriate questions.

  THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Principal Accountant Fees and Services

        We regularly review the services and fees of our independent accountants. These services and fees are also reviewed by the audit committee on an annual basis. The aggregate fees billed by Ernst & Young for its services rendered to the Company for the fiscal years ended December 31, 2014 and 2013 are as follows:

Fee Category	2013	2014
Audit Fees	$337,900	$555,800
Audit-Related Fees	—	—
Tax Fees	190,000	43,000
All Other Fees	2,400	2,000

Total Fees	$530,300	$600,800

        Audit Fees.    Consist of fees billed for professional services rendered for the audit of our annual financial statements and services provided in connection with our securities offerings and registration statements.

        Audit-Related Fees.    Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

        Tax Fees.    Consist of fees billed for tax compliance, tax advice and tax planning and includes fees for tax return preparation.

        All Other Fees.    Consist of fees billed for products and services, other than those described above under Audit Fees, Audit-Related Fees and Tax Fees.

        During the fiscal years ended December 31, 2014 and 2013, Ernst & Young has provided various services, in addition to auditing our financial statements. The audit committee has determined that the provision of such services is compatible with maintaining Ernst & Young's independence. In 2014 and 2013, all fees paid to Ernst & Young were pre-approved pursuant to the policy described below.

Audit Committee's Pre-Approval Policies and Procedures

        The audit committee reviews with Ernst & Young and management the plan and scope of Ernst & Young's proposed annual financial audit and quarterly reviews, including the procedures to be utilized and Ernst & Young's compensation. The audit committee also pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Ernst & Young, subject to the de minimis exception for non-audit services that are approved by the audit committee prior to the completion of an audit. The audit committee may delegate pre-approval authority to one or more members of the audit committee consistent with applicable law and listing standards, provided that the decisions of such audit committee member or members must be presented to the full audit committee at its next scheduled meeting.

Audit Committee Report

        THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT.

        The audit committee operates under a written charter adopted by the board of directors, which is available in the Investors—Corporate Governance—Overview section of our corporate website, which is www.tesarobio.com. The audit committee reviews the charter and proposes necessary changes to the board on an annual basis.

        During the fiscal year ended December 31, 2014, the audit committee fulfilled its duties and responsibilities generally as outlined in its charter. The audit committee has:

  •
  reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2014;

  •
  discussed with Ernst & Young, the independent auditors for fiscal year 2014, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board; and

  •
  received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

        On the basis of the reviews and discussions referenced above, the audit committee recommended to the board of directors that the audited financial statements be included in TESARO's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE (February 25, 2015)

Lawrence M. Alleva, Chair
Arnold L. Oronsky, Ph.D.
Beth Seidenberg, M.D.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO 2012 OMNIBUS INCENTIVE PLAN AND THE MATERIAL TERMS FOR PAYMENT OF PERFORMANCE-BASED COMPENSATION

        Our board of directors believes that our broad-based equity compensation program is essential to attract, retain and motivate people with the necessary talent and experience and to provide additional incentive to achieve our short- and long-term business objectives. In February 2015, our board of directors amended our 2012 Omnibus Incentive Plan, or the 2012 Incentive Plan, subject to stockholder approval, by increasing the number of shares of common stock authorized for issuance under the 2012 Incentive Plan by 2,000,000 shares from 4.3 million shares to 6.3 million shares. We are requesting that our stockholders approve (a) the increase in the number of shares of common stock authorized for issuance under the 2012 Incentive Plan and (b) the material terms for payment of performance-based compensation under the 2012 Incentive Plan in the manner contemplated by Section 162(m) of the Code.

        We believe that our equity compensation program has been integral to our ability to attract, retain and motivate our employees. We are adding to our senior leadership team to support legal, medical, research and development, commercial and compliance functions. Also, we are currently preparing to launch our first commercialized product, oral rolapitant, by the fourth quarter of 2015, assuming the new drug application that we submitted to the U.S. Food and Drug Administration is approved on or about the Prescription Drug User Fee Act date of September 5, 2015. We plan to build our own commercial infrastructure and hire a significant number of new employees to support this potential launch, and we expect to issue equity awards as part of making competitive compensation offers to these new employees, as well as increased grants due to an increased employee base. We believe that the current number of shares available for issuance under the 2012 Incentive Plan will be insufficient to meet the near term needs due to our expected growth. Therefore, we believe that this proposed amendment to the 2012 Incentive Plan, which authorizes the issuance of additional shares available for grant under the 2012 Incentive Plan, is necessary in order to attract and retain the high caliber talent we are seeking.

        The board of directors recommends the approval of the Section 162(m) performance-based compensation terms to enable the Company to deduct such compensation for federal income tax purposes if the requirements of Section 162(m) of the Code in addition to stockholder approval are satisfied. Stockholder approval is intended to give the compensation committee the opportunity to grant stock-based awards and cash incentive compensation to the Company's covered executive officers under the 2012 Incentive Plan that would constitute qualified performance-based compensation for purposes of Section 162(m) of the Code and the rules and regulations issued under that section, and therefore enable the Company to deduct such compensation for federal income tax purposes if the requirements of Section 162(m) in addition to stockholder approval are satisfied. For the avoidance of doubt, the compensation committee does not currently prioritize Section 162(m) when making grants of stock-based awards or in the design of the Company's cash incentive programs. If the stockholders approve the Section 162(m) performance-based compensation terms, the compensation committee will continue to be able to consider the provisions of Section 162(m), but the compensation committee may determine that taking advantage of the provisions of Section 162(m) are not consistent with its goals for compensation.

Key Provisions of the 2012 Incentive Plan

        The 2012 Incentive Plan includes a number of provisions designed to serve stockholders' interests and facilitate effective corporate governance, including the following:

  •
  No Stock Option Re-pricing/Exchange:  Except in connection with certain transactions involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding options or stock appreciation rights, or SARs, to reduce the exercise price of such outstanding options or SARs; (b) cancel outstanding options or SARs in exchange for or substitution of options or SARs with an exercise price that is less than the exercise price of the original options or SARs; or (c) cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

  •
  No Discounted Stock Options:  Stock options cannot be granted with an exercise price less than the fair market value on the date of grant.

  •
  No Reload Rights:  Stock options granted under the 2012 Incentive Plan do not contain provisions entitling participants to automatic grants of additional stock options in connection with the exercise of the original option.

  •
  Limitation on Re-use of Shares:  Shares that are delivered to, or withheld by, the company under an award may not be reissued under the 2012 Incentive Plan. Shares may be delivered or withheld in connection with the exercise of stock options or the payment of required withholding taxes.

  •
  Independent Committee:  As it relates to our employees, the 2012 Incentive Plan is administered by the compensation committee, which consists of "outside directors" within the meaning of Section 162(m) of the Code, "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act and "independent directors" as defined by NASDAQ.

Broad-Based Equity Compensation Program

        Since our inception, we have compensated all eligible employees using a mix of cash and equity. Our broad-based equity program has allowed us to conserve our cash resources while motivating our employees to act in the company's and our stockholders' interests. The broad-based nature of our equity compensation program is an important element of our overall employee compensation program and reflects our philosophy that it is important for all of our employees to approach their jobs with a long-term perspective. The amendment to our 2012 Incentive Plan, if approved, will provide opportunities for ownership of shares of our common stock through stock option grants, restricted stock grants and other stock-based awards to employees that in each case vest over time or on the basis of the achievement of performance objectives. Our equity compensation program rewards both past and future performance. The number of shares each employee is awarded on an annual basis is based on the employee's performance rating for the prior year, with higher performance levels rewarded with more shares. The future value of stock options is performance-based because it is tied directly to stock price increases over time, such that stock options have value only if the stock price increases. Similarly, the value of restricted stock is tied directly to the price of our stock over time.

Summary of the Material Terms of the 2012 Incentive Plan

        The foregoing and following summary of the material terms of the 2012 Incentive Plan is qualified by reference to the full text of the 2012 Incentive Plan, a copy of which is attached to this proxy statement as Appendix A, indicating on pages 1, 9 and 10 the changes proposed to be made.

        Administration.    The 2012 Incentive Plan is administered by our compensation committee, and our compensation committee determines all terms of awards under the plan. Each member of our compensation committee that administers the plan is and will be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, an "outside director" within the meaning of Section 162(m) of the Code and an "independent" director within the meaning of the NASDAQ

Marketplace Rules. Our compensation committee also determines who will receive awards under the plan, the type of award and its terms and conditions and the number of shares of our common stock subject to the award, if the award is equity-based. Our compensation committee also interprets the provisions of the plan. During any period of time in which we do not have a compensation committee, the plan may be administered by our board of directors or another committee appointed by our board of directors. References in this summary to the compensation committee include a reference to the board of directors or another committee appointed by the board of directors for those periods in which the board of directors or such other committee appointed by the board of directors is acting.

        Eligibility.    All employees and officers of the Company and our affiliates are eligible to receive awards under the 2012 Incentive Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our affiliates may receive awards under the 2012 Incentive Plan, other than incentive stock options.

        Awards.    The 2012 Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights, performance shares or other performance-based awards, other equity-based awards and cash bonus awards.

        Share Authorization.    We initially reserved 1,428,571 shares of common stock for issuance under the 2012 Incentive Plan, in addition to 6,857 shares of common stock that remained available for issuance under the 2010 Stock Incentive Plan as of the effective date of the 2012 Incentive Plan. In connection with stock splits, dividends, recapitalizations and certain other events, our board will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2012 Incentive Plan and the terms of outstanding awards. In addition, the number of shares available for issuance under the 2012 Incentive Plan will be increased automatically on January 1 of each year, starting with 2014, by a number of shares of common stock equal to the lesser of (i) 4% of the shares of common stock outstanding at such time or (ii) the number of shares determined by our board of directors. Accordingly, effective January 1, 2014 and 2015, the number of shares authorized for issuance under the 2012 Incentive Plan was increased by 1,309,560 shares and 1,444,403 shares, respectively. As of March 31, 2015, there were 743,777 shares available for grant under the 2012 Incentive Plan.

        If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of our 2012 Incentive Plan. However, the number of shares of common stock available for issuance under our 2012 Incentive Plan will not be increased by the number of shares of common stock (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option, (ii) deducted or delivered from payment of an award in connection with our tax withholding obligations, or (iii) purchased by us with the proceeds from option exercises.

        Share Usage.    Shares of common stock that are subject to awards will be counted against the 2012 Incentive Plan share limit as one share of stock for every one share of stock subject to the award. The number of shares of stock subject to any stock appreciation rights awarded under the 2012 Incentive Plan will be counted against the aggregate number of shares of stock available for issuance under the 2012 Incentive Plan regardless of the number of shares of stock actually issued to settle the stock appreciation right upon exercise.

        Options.    The 2012 Incentive Plan authorizes our compensation committee to grant incentive stock options (under Section 421 of the Code) and options that do not qualify as incentive stock options, or nonstatutory stock options. The exercise price of each option will be determined by the compensation committee, provided that the price will be equal to at least the fair market value of the shares of common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.

        The term of an option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee.

        The aggregate fair market value, determined at the time of grant, of our common stock with respect to incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as nonstatutory stock options.

        The exercise price for any option or the purchase price for shares of restricted stock is generally payable (1) in cash or cash equivalents, (2) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised, of the exercise or purchase price, (3) with respect to an option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us, or (4) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

        Stock Appreciation Rights.    The 2012 Incentive Plan authorizes our compensation committee to grant stock appreciation rights, or SARs, that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right will equal the excess of the fair market value of our common stock on the date of exercise over the shares' fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our compensation committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed 10 years from the date of grant.

        Stock Awards.    The 2012 Incentive Plan also provides for the grant of stock awards (which includes restricted stock and stock units). A stock award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as our compensation committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our compensation committee may determine. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the board of directors may require any dividends to be reinvested in shares. During the period, if any, when share awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of his or her award shares.

        Stock Units.    The 2012 Incentive Plan also authorizes our compensation committee to grant stock units. Stock units represent the participant's right to receive, upon payments by us of a cash dividend on our outstanding stock, a cash payment for each stock unit held, equal to the per stock dividend paid on such outstanding stock. A holder of stock units will not have rights as a stockholder.

        Dividend Equivalents.    Our compensation committee may grant dividend equivalents in connection with the grant of any equity-based award (other than stock options or stock appreciation rights).

Dividend equivalents may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents, and may be payable in cash, shares of common stock or a combination of the two. Our compensation committee will determine the terms of any dividend equivalents.

        Performance Awards.    The 2012 Incentive Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code. Performance-based awards are awards of options, stock appreciation rights, restricted stock, stock units, other equity-based awards or cash that are made subject to the achievement of performance goals over a performance period specified by our compensation committee. Our compensation committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance-based award. Performance goals may relate to our financial performance, the participant's performance or such other criteria determined by our compensation committee. Awards to individuals who are covered under Section 162(m) of the Code, or who the committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Code only to the extent that the committee so designates.

        Other Equity-Based Awards.    Our compensation committee may grant other types of equity-based awards under the 2012 Incentive Plan. Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our compensation committee. The terms and conditions that apply to other equity-based awards are determined by the compensation committee.

        Recoupment.    Award agreements for awards granted pursuant to the 2012 Incentive Plan may be subject to mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for "cause" as defined in the 2012 Incentive Plan, applicable award agreement, or any other agreement between us and the grantee. Awards are also subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback or recoupment right we may have or to the extent any law, rule or regulation imposes mandatory recoupment.

        Change in Control.    If we experience a change in control of the Company in which any awards issued under the 2012 Incentive Plan are not assumed or continued, except as otherwise provided in the applicable award agreement or in another agreement with the grantee, the compensation committee may elect to, in its sole discretion: (i) cause some or all of the outstanding awards to be deemed to have vested; (ii) cancel any of the outstanding awards and pay or deliver, or cause to be paid or delivered, to the holder an amount in cash or securities having a value (as determined by the compensation committee in good faith), in the case of restricted stock or stock units and dividend equivalent rights, equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control and, in the case of options or SARs, equal to the product of the number of shares of common stock subject to such options or SARs, or Award Stock, multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of common stock pursuant to such transaction exceeds (y) the option price of SAR price applicable to such Award Stock; or (iii) take no action, in which case the awards shall be governed by the terms of the applicable award agreement.

        If we experience a change in control of the Company in which any awards issued under the 2012 Incentive Plan are assumed or continued, except as otherwise provided in the applicable award agreement or in another agreement with the grantee, the 2012 Incentive Plan and the applicable awards granted under such plan shall continue in a manner and under the terms so provided, to the extent that provision is made in writing in connection with such change in control for the assumption or substitution of such awards.

        For purposes of this section only, a "change in control" shall mean the occurrence of any of the following: (i) subject to certain exceptions, a person or group becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company, on a fully diluted basis; (ii) individuals who on the effective date of the 2012 Incentive Plan constitute the board of directors (together with any new directors whose election by such board or whose nomination by such board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such board then in office who either were members of such board on the effective date of the 2012 Incentive Plan or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office; (iii) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in such merger or consolidation transaction immediately after such transaction; (iv) there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person or group; or (v) the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

        Amendment; Termination.    Our board of directors may amend or terminate the 2012 Incentive Plan at any time; provided that no amendment may adversely impair the benefits of participants with outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or NASDAQ regulations. Our stockholders also must approve any amendment that changes the no re-pricing provisions of the plan. Unless terminated sooner by our board of directors or extended with stockholder approval, the 2012 Incentive Plan will terminate on April 27, 2022.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Code limits publicly-held companies, such as the Company, to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their covered executive officers. However, performance-based compensation is excluded from this limitation. The 2012 Incentive Plan is designed to permit the committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

        To qualify as performance-based: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to, and subsequently approved by, stockholders of the Company in a separate vote before payment is made; and (iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were, in fact, satisfied.

        In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

        The performance goals that may be selected under the 2012 Incentive Plan include one or more of the following: net earnings or net income; operating earnings; pretax earnings; earnings per share of stock; share price, including growth measures and total stockholder return; earnings before interest and taxes; earnings before interest, taxes, depreciation and/or amortization, on an adjusted or unadjusted basis; sales or revenue growth, whether in general, by type of product or service, or by type of customer; gross or operating margins; return measures, including return on assets, capital, investment, equity, sales or revenue; cash flow, including operating cash flow, free cash flow, levered cash flow, cash flow return on equity and cash flow return on investment; productivity ratios; expense targets; market share; financial ratios as provided in credit agreements of the Company and its subsidiaries; working capital targets; completion of in-licenses or acquisitions of products, technologies, businesses or companies; completion of divestitures and assets sales; results of preclinical testing; results of preclinical or clinical trials; submitting regulatory filings; regulatory approvals; entering into contractual arrangements; meeting contractual requirements; achieving contractual milestones; entering into collaborations; regulatory body approval for commercialization of a product; implementation or completion of critical projects; segment share; product development; research; licensing; manufacturing; manufacturing capacity; production; inventory; production volume levels; market penetration; agency ratings; and any combination of any foregoing criteria.

        Business criteria may be measured on an absolute or relative basis and on a GAAP or non-GAAP basis.

        Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Awards that are intended to qualify as performance-based compensation may not be adjusted upward. The compensation committee shall retain the discretion to adjust performance-based awards downward, either on a formula or discretionary basis, or any combination as the compensation committee determines. The performance goals may differ from participant to participant and from award to award.

        The regulations under Section 162(m) include a "grandfather" provision to protect existing compensation arrangements of privately held companies that go public. The Section 162(m) limitation does not apply to any compensation plan or agreement that existed before a corporation becomes publicly held to the extent that the plan or agreement was disclosed in the prospectus accompanying the initial public offering. The 2012 Incentive Plan was disclosed in the prospectus for our initial public offering. This exception may be relied on until the earliest of: (i) the expiration of the plan or agreement; (ii) the material modification of the plan or agreement; (iii) the issuance of all stock and other compensation that has been allocated under the plan; or (iv) the first shareholder meeting at which directors will be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs.

        After the transition period under Section 162(m) of the Code has expired, which will occur upon approval of this Proposal, or if this Proposal is not approved, after the 2016 Annual Meeting of Stockholders, the maximum number of shares of common stock subject to options or stock appreciation rights that can be issued in any single calendar year under the 2012 Incentive Plan to any person will be 142,857 shares and the maximum number of shares of common stock that can be issued in any single calendar year under the 2012 Incentive Plan to any person other than pursuant to an option or stock appreciation right will be 71,428 shares. The maximum amount that may be earned as a performance award or other cash award in any calendar year by any one person is $3,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period greater than 12 months by any one person is $6,000,000.

Summary of U.S. Federal Income Tax Consequences

Incentive Stock Options

        The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee from the date the option is granted through a date within three months before the date of exercise of the option.

        If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and to certain reporting requirements.

Non-Qualified Options

        The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock

        A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units

        There are no immediate tax consequences of receiving an award of restricted stock units under the 2012 Incentive Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights

        Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights

        There are no immediate tax consequences of receiving an award of SARs under the 2012 Incentive Plan. Upon exercising a SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance-Based Awards

        The award of a performance-based award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Common Stock

        Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G

        To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax, and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A

        The Company intends for awards granted under the 2012 Incentive Plan to comply with Section 409A of the Code. To the extent a grantee would be subject to the additional 20% excise tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the 2012 Incentive Plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% excise tax.

New Plan Benefits

        Awards granted under the 2012 Incentive Plan to our executive officers, directors and other employees are discretionary and are not subject to set amounts, and we have not approved any awards that are conditioned on stockholder approval of Proposal No. 3. Accordingly, we cannot determine the benefits or number of shares that may be granted in the future under the 2012 Incentive Plan, nor can we determine the amounts which would have been granted for the last completed fiscal year if the amended plan would have been in effect.

  THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR 2012 OMNIBUS INCENTIVE PLAN THAT INCREASES THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THIS PLAN BY 2,000,000 SHARES AND THE APPROVAL OF THE MATERIAL TERMS FOR PAYMENT OF PERFORMANCE-BASED COMPENSATION UNDER THE PLAN AS CONTEMPLATED BY SECTION 162(M) OF THE INTERNAL REVENUE CODE.

PROPOSAL NO. 4: APPROVAL OF THE INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

        We are asking our stockholders to consider and to approve the TESARO, Inc. 2015 Non-Employee Director Stock Incentive Plan, or the Director Plan. Upon recommendation of the compensation committee, our board of directors adopted the Director Plan in February 2015.

        If the stockholders approve the Director Plan, it will become effective on the date of this annual meeting of stockholders, May 14, 2015. The board of directors believes that approval of the Director Plan is in the best interests of the Company and its stockholders to enable the Company to continue recruiting and retaining highly-qualified non-employee directors, by having a dedicated amount of shares of common stock set aside to make equity awards available to our non-employee directors even if the common stock share reserve under our 2012 Omnibus Incentive Plan should in the future be exhausted.

        Regardless of whether the Director Plan is approved by stockholders, grants to non-employee directors may continue to be made under the 2012 Omnibus Incentive Plan to the extent of the shares of common stock available for issuance under that plan.

Summary of the Material Terms of the Director Plan

        The following summary of the material terms of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached as Appendix B to this proxy statement and which is incorporated by reference into this proposal. Stockholders should refer to Appendix B for a more complete description of the Director Plan.

        Purpose.    The purpose of the Director Plan is to promote the best interests of the Company by enhancing the Company's ability to attract and retain highly qualified non-employee directors and by rewarding the Company's current non-employee directors for their services to the Company.

        Eligibility.    Directors who are not employed as an officer, employee, or consultant of the Company are eligible to participate in the Director Plan. As of March 31, 2015, there were six non-employee directors of the Company who were eligible to participate in the Director Plan.

        Effective Date and Term.    The Director Plan will become effective on the date of this annual meeting of stockholders, May 14, 2015. Unless terminated sooner by our board of directors, the Director Plan will terminate on the 10 year anniversary of the effective date for the plan.

        Amendment and Termination.    Our board of directors may amend or terminate the Director Plan at any time; provided that no amendment may adversely impair the benefits of grantees with outstanding awards. Our stockholders also must approve any amendment that changes the no re-pricing provisions of the Director Plan.

        Administration of the Director Plan.    The Director Plan is administered by our compensation committee, and our compensation committee determines all terms of awards under the Director Plan. Each member of our compensation committee that administers the Director Plan is and will be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, an "outside director" within the meaning of Section 162(m) of the Code and an "independent" director within the meaning of the NASDAQ Marketplace Rules. Our compensation committee also determines who will receive awards under the Director Plan, the type of award and its terms and conditions and the number of shares of our common stock subject to the award, if the award is equity-based. Our compensation committee also interprets the provisions of the Director Plan. During any period of time in which we do not have a compensation committee, the Director Plan may be administered by our board of directors or another committee appointed by our board of directors. References in this summary to the compensation committee include a reference to the board of directors or another committee appointed by the board of directors for those periods in which the board of directors or such other committee appointed by the board of directors is acting.

        Shares Available for Issuance.    There will be 500,000 shares of common stock reserved for issuance under the Director Plan. On March 31, 2015, the closing price of the Company's common stock as reported on the NASDAQ Stock Market was $57.40 per share. The aggregate market value of the 500,000 shares on that date was approximately $28.7 million.

        Awards.    The Director Plan permits grants of options, stock appreciation rights, restricted stock, and restricted stock units. Any grants are discretionary and will be made pursuant to any non-employee director compensation program in effect from time to time.

        Options.    The Director Plan authorizes our compensation committee to grant nonstatutory stock options, which are options that do not qualify as incentive stock options under Section 421 of the Code. The exercise price of each option will be determined by the compensation committee, provided that the price will be equal to at least the fair market value of the shares of common stock on the date on which the option is granted. The term of an option cannot exceed 10 years from the date of grant. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee.

        The exercise price for any option or the purchase price for shares of restricted stock is generally payable (1) in cash or cash equivalents, (2) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised, of the exercise or purchase price, (3) with respect to an option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us, or (4) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

        Restricted Stock.    The Director Plan also provides for the grant of restricted stock awards. A restricted stock award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as our compensation committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our compensation committee may determine. A grantee who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the board of directors may require any dividends to be reinvested in shares. During the period, if any, when share awards are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of his or her award shares.

        Stock Appreciation Rights.    The Director Plan authorizes our compensation committee to grant stock appreciation rights, or SARs, that provide the recipient with the right to receive, upon exercise of the SAR, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the SAR will equal the excess of the fair market value of our common stock on the date of exercise over the shares' fair market value on the date of grant. SARs will become exercisable in accordance with terms determined by our compensation committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant.

        Restricted Stock Units.    The Director Plan also authorizes our compensation committee to grant stock units. Stock units represent the grantee's right to receive, upon payments by us of a cash dividend on our outstanding stock, a cash payment for each stock unit held, equal to the per stock dividend paid on such outstanding stock. A holder of stock units will not have rights as a stockholder.

        No Stock Option Re-pricing/Exchange.    Except in connection with certain transactions involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding options or stock appreciation rights, or SARs, to reduce the exercise price of such outstanding options or SARs; (b) cancel outstanding options or SARs in exchange for or substitution of options or SARs with an exercise price that is less than the exercise price of the original options or SARs; or (c) cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

        Change in Control.    The Director Plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions, including transactions that would be deemed to constitute a Change in Control of the Company within the meaning of the Director Plan, which we refer to as a "Change in Control". If we experience a Change in Control of the Company in which any awards issued under the Director Plan are not assumed or continued, except as otherwise provided in the applicable award agreement or in another agreement with the grantee, the compensation committee may elect to, in its sole discretion: (i) cause some or all of the outstanding awards to be deemed to have vested; (ii) cancel any of the outstanding awards and pay or deliver, or cause to be paid or delivered, to the holder an amount in cash or securities having a value (as determined by the compensation committee in good faith), in the case of restricted stock or restricted stock units, equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares of common stock subject to such options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of common stock pursuant to such transaction exceeds (y) the option price of SAR price applicable to such stock; or (iii) take no action, in which case the awards shall be governed by the terms of the applicable award agreement.

        If we experience a Change in Control of the Company in which any awards issued under the Director Plan are assumed or continued, except as otherwise provided in the applicable award agreement or in another agreement with the grantee, the Director Plan and the applicable awards granted under it shall continue in a manner and under the terms so provided, to the extent that provision is made in writing in connection with such Change in Control for the assumption or substitution of such awards.

        Definition of Change in Control.    For purposes of this section only, a "Change in Control" shall mean the occurrence of any of the following: (i) subject to certain exceptions, a person or group becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company, on a fully diluted basis; (ii) individuals who on the effective date of the Director Plan constitute the board of directors (together with any new directors whose election by such board or whose nomination by such board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such board then in office who either were members of such board on the effective date of the Director Plan or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office; (iii) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in such merger or consolidation transaction immediately after such transaction; (iv) there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person or group; or (v) the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

Summary of U.S. Federal Income Tax Consequences

        The following summarizes the federal income tax consequences of awards that may be granted under the Director Plan.

Options

        The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred an option to a family member by gift will realize taxable income at the time the option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        In the event a grantee transfers an option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Stock Appreciation Rights

        There are no immediate tax consequences of receiving an award of SARs under the Director Plan. Upon exercising a SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock

        A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units

        There are no immediate tax consequences of receiving an award of restricted stock units under the Director Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

New Plan Benefits Table

        As we expect to continue to utilize our current non-employee director compensation policy for the foreseeable future, the following table shows the number of non-qualified stock options that are anticipated to be granted under the Director Plan in June 2015 if the plan is approved and all of our director nominees are elected at the Annual Meeting:

Name and Position	Dollar Value		Number of Options
Non-Employee Director Group (7 persons)		(1)	85,000	(2)

(1)
The dollar value of these awards depends on the fair market value of our shares of common stock on a future date and therefore is not determinable at this time.

(2)
Represents an award of 10,000 stock options to each non-employee director, other than Mr. Nicholson, who will receive an award of 25,000 stock options upon joining the board of directors.

  THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE DIRECTOR PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information as of December 31, 2014

	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan Category
Equity compensation plans approved by security holders(1)(2)	3,741,929	$18.86	681,083
Equity compensation plans not approved by security holders	—	$—	—

Total	3,741,929	$18.86	681,083

(1)
As of December 31, 2014, 423,759 shares remained available for issuance under the 2012 Incentive Plan, including 6,857 remaining shares that were then available for future issuance under the 2010 Stock Incentive Plan, or the 2010 Incentive Plan, which were transferred to the 2012 Incentive Plan at its inception. The number of shares of our common stock reserved for issuance under the 2012 Incentive Plan will be increased (i) from time to time by the number of shares of our common stock forfeited upon the expiration, cancellation, forfeiture, cash settlement or other termination of awards under the 2010 Incentive Plan and (ii) on January 1 of each year, starting in 2014, by a number of shares of common stock equal to the lesser of (x) 4% of the shares of common stock outstanding at such time or (y) the number of shares determined by our board of directors. As of December 31, 2014, 146,282 shares of our common stock had been cancelled under the 2010 Incentive Plan and transferred to the 2012 Incentive Plan. Effective January 1, 2015, the number of shares authorized for issuance under the 2012 Incentive Plan was increased by 1,444,403 shares.

(2)
As of December 31, 2014, 257,324 shares were reserved for issuance under our 2012 Employee Stock Purchase Plan, or ESPP, which became effective in June 2012.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders to file reports of ownership of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us related to the year ended December 31, 2014, all such reports were made on a timely basis except for one report each for Mr. Moulder, Dr. Hedley, Mr. Collier and Edward C. English, our Vice President of Finance and Administration.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information as of March 31, 2015 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the Summary Compensation Table above), and all directors and executive officers as a group:

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class
5% Stockholders
Entities affiliated with New Enterprise Associates(1)	9,854,255	24.6%
Wellington Management Company, LLP(2)	5,028,925	12.6%
Entities affiliated with T. Rowe Price Associates, Inc.(3)	2,530,539	6.3%
Directors, Nominees for Director and Executive Officers
Leon O. Moulder, Jr.(4)	1,750,521	4.3%
Mary Lynne Hedley, Ph.D.(5)	1,234,639	3.0%
Timothy R. Pearson(6)	33,541	*
David M. Mott(7)	9,883,761	24.7%
Lawrence M. Alleva(8)	73,855	*
James O. Armitage, M.D.(9)	19,333	*
Earl M. (Duke) Collier, Jr.	—	*
Garry A. Nicholson	—	*
Arnold L. Oronsky, Ph.D.(10)	1,900,794	4.7%
Beth Seidenberg, M.D.(11)	1,828,230	4.6%
All of our directors and executive officers as a group (11 persons)	16,724,674	40.2%

*
Represents beneficial ownership of less than 1%.

(1)
Includes 9,854,255 shares of common stock held of record by New Enterprise Associates 13, L.P. ("NEA 13"). The shares directly held by NEA 13 are indirectly held by NEA Partners 13, L.P. ("NEA Partners 13"), the sole general partner of NEA 13, NEA 13 GP, LTD ("NEA 13 LTD"), the sole general partner of NEA Partners 13 and each of the individual directors of NEA 13 GP, LTD. The individual directors of NEA 13 LTD (collectively, the "NEA 13 Directors") are M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Patrick J. Kerins, Krishna S. "Kittu" Kolluri, C. Richard Kramlich, Mr. Mott, Scott D. Sandell, Ravi Viswanathan and Harry R. Weller. NEA 13, NEA Partners 13 and NEA 13 LTD and the NEA 13 Directors share voting and dispositive power with regard to the Company's securities directly held by NEA 13. The principal business address for New Enterprise Associates is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.

(2)
Based solely on a Schedule 13G/A filed by Wellington Management Company, LLP on February 12, 2015. The principal business address for Wellington Management Company, LLP is

  280 Congress Street, Boston, Massachusetts 02210. This stockholder is deemed to be the beneficial owner with shared voting and dispositive power of 5,028,925 shares (except for 3,784,293 shares as to which this stockholder has only shared voting power) of the Company's common stock as a result of being an investment adviser.

(3)
Based solely on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 11, 2015. The principal business address for T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)
Includes 744,093 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015.

(5)
Includes 671,070 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015.

(6)
Includes 33,541 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015.

(7)
Includes 9,506 shares of common stock held of record by Mr. Mott, 20,000 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015, and the shares held directly by NEA 13. Mr. Mott, a general partner at New Enterprise Associates, disclaims beneficial ownership of all of the shares held directly by NEA 13 except to the extent of his pecuniary interest therein, if any.

(8)
Includes 48,570 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015.

(9)
Includes 18,333 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015, and 1,000 shares of common stock held by a trust of which Dr. Armitage's spouse is a trustee.

(10)
Includes 9,093 shares of common stock held of record by Dr. Oronsky, 20,000 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015, and 1,871,701 shares held directly by InterWest Partners X, LP ("IW10"). Dr. Oronsky, a general partner at InterWest Partners, disclaims beneficial ownership of all of the shares held directly by IW10 except to the extent of his pecuniary interest therein, if any.

(11)
Includes 15,565 shares of common stock held of record by Dr. Seidenberg, 20,000 shares of common stock subject to outstanding options that are exercisable within 60 days of March 31, 2015, and 1,792,665 shares held directly entities affiliated with Kleiner Perkins Caufield & Byers, whose beneficial ownership Dr. Seidenberg disclaims except to the extent of her pecuniary interest therein, if any.

 GENERAL MATTERS

Availability of Certain Documents

        A copy of our 2014 Annual Report on Form 10-K has been posted on the Internet along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. We will mail to you without charge, upon written request, a copy of our 2014 Annual Report on Form 10-K, excluding exhibits. Please send a written request to our Corporate Secretary at:

    TESARO, Inc.
    1000 Winter Street, Suite 3300
    Waltham, Massachusetts 02451
    Attention: Corporate Secretary

        The charters for our audit, compensation and governance and nominating committees, as well as our Guidelines and our Code of Ethics, are in the Investors—Corporate Governance section of our corporate website, which is www.tesarobio.com, and are also available in print without charge upon written request to the address above.

        Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We will promptly deliver a separate copy of the proxy materials to such stockholders if you make a written or oral request to our Corporate Secretary at the address above, or by calling (339) 970-0900.

        If you hold your shares in "street name" and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

Stockholder Proposals and Nominations

        Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    To be considered for inclusion in next year's proxy statement, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than the close of business on December 3, 2015.

        Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    Our bylaws provide that, for stockholder nominations to the board of directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary at TESARO, Inc., Attn.: Corporate Secretary, 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02451. To be timely for an annual meeting, the stockholder's notice must be delivered to or mailed and received by us not more than 120 days, and not less than 90 days, before the anniversary date of the preceding annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we provide notice or public disclosure of the date of the meeting. Assuming the date of our 2016 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2016 annual meeting must notify us no earlier than January 8, 2016 and no later than February 7, 2016. Such notice must provide the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2016 annual meeting.

Other Matters

        As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Directions to Annual Meeting

        Directions to the 2015 Annual Meeting of Stockholders, to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, MA 02451 are set forth below:

        From Boston and Logan Airport—Take the Massachusetts Turnpike/I-90 West past the tollbooth and follow the signs for I-95/128 North (Exit 15). Take I-95/128 North for approximately two miles to Exit 27B (Wyman Street/Winter Street). At the lights, turn right onto Wyman Street. Remain in the right lane and bear right onto Winter Street. Remain in the right lane. Remain in the far right lane through two sets of lights, passing the Embassy Suites Hotel on the left. Travel around the Cambridge Reservoir (on the right) for approximately 0.5 mile (passing AstraZeneca on the left). Turn left at the granite sign announcing HealthPoint and Waltham Woods Corporate Center. Travel up the hill following the green signs to Waltham Woods Corporate Center for approximately 0.3 mile and turn left into the parking lot for the Massachusetts Medical Society/Conference Center at Waltham Woods. Park near the Conference Center entrance and enter the lobby through the glass doors.

By Order of the Board of Directors

Leon O. Moulder, Jr. Chief Executive Officer April 9, 2015

Appendix A

TESARO, INC.

2012 OMNIBUS INCENTIVE PLAN

NOTE: TEXT ADDED PURSUANT TO THE AMENDMENT IS INDICATED HEREIN BY UNDERLINE. TEXT DELETED PURSUANT TO THE AMENDMENT IS INDICATED BY STRIKETHROUGH.

TESARO, INC.

2012 OMNIBUS INCENTIVE PLAN

        TESARO, Inc. (the "Company") sets forth herein the terms of its 2012 Omnibus Incentive Plan (the "Plan"), as follows:

1.  PURPOSE

        The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

        For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

        2.1   "Affiliate" means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a "controlling interest" in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

        2.2 "Amendment Date" means [            ], 2015, the date the Plan was approved by the stockholders of the Company.

        2.3   "Applicable Laws" means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

        2.4   "Award" means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

        2.5   "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.6   "Award Stock" shall have the meaning set forth in Section 17.3(a)(ii)

        2.7   "Benefit Arrangement" shall have the meaning set forth in Section 15.

        2.8   "Board" means the Board of Directors of the Company.

        2.9   "Cause" means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

        2.10 "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, par value $.0001 per share, of the Company.

        2.11 "Change in Control" means the occurrence of any of the following:

          (a)   a "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

          (b)   individuals who on the Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

          (c)   the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction;

          (d)   there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any "Person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act); or

          (e)   the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

        2.12 "Code" means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

        2.13 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

        2.14 "Company" means TESARO, Inc.

2

        2.15 "Covered Employee" means a Grantee who is a "covered employee" within the meaning of Code Section 162(m)(3).

        2.16 "Disability" means the inability of a Grantee to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee's Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.17 "Dividend Equivalent Right" means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

        2.18 "Effective Date" means the date on which the Plan was approved by the Company's stockholders.

        2.19 "Employee" means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

        2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

        2.21 "Fair Market Value" means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

          (a)   If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

          (b)   If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

        2.22 "Family Member" means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the

3

persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

        2.23 "Fully Diluted Basis" means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination

        2.24 "Grant Date" means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

        2.25 "Grantee" means a person who receives or holds an Award under the Plan.

        2.26 "Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.27 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.28 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.29 "Option Price" means the exercise price for each share of Stock subject to an Option.

        2.30 "Other Agreement" shall have the meaning set forth in Section 15.

        2.31 "Other Equity-Based Award" means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

        2.32 "Outside Director" means a member of the Board who is not an Employee.

        2.33 "Parachute Payment" shall have the meaning set forth in Section 15(a)

        2.34 "Performance-Based Award" means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

        2.35 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for "qualified performance-based compensation" paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

        2.36 "Performance Measures" means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the

4

Company's stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

        2.37 "Performance Period" means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

        2.38 "Performance Shares" means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

        2.39 "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        2.40 "Plan" means this TESARO, Inc. 2012 Omnibus Incentive Plan, as amended from time to time.

        2.41 "Prior Plan" means the TESARO, Inc. 2010 Stock Incentive Plan, as such plan was amended from time to time.

        2.42 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

        2.43 "Restricted Period" shall have the meaning set forth in Section 10.2.

        2.44 "Restricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 10.

        2.45 "SAR Price" shall have the meaning set forth in Section 9.1.

        2.46 "Securities Act" means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

        2.47 "Service" means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider's employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

        2.48 "Service Provider" means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate who is providing services to the Company or an Affiliate.

        2.49 "Stock" means the common stock, par value $0.0001 per share, of the Company, or any security that shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

        2.50 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to Section 9.

        2.51 "Stock Exchange" means The NASDAQ Stock Exchange LLC or another established national or regional stock exchange.

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        2.52 "Stock Unit" means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.

        2.53 "Subsidiary" means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of "service recipient stock" under Code Section 409A.

        2.54 "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

        2.55 "Ten Percent Stockholder" means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company's parent (if any) or any of the Company's Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

        2.56 "Unrestricted Stock" shall have the meaning set forth in Section 11.

        2.57 "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

3.  ADMINISTRATION OF THE PLAN

        3.1    Committee.

          3.1.1    Powers and Authorities.

        The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

        In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such

6

determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

          3.1.2    Composition of Committee.

        The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, an "outside director" within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, an "independent director" within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

          3.1.3    Other Committees.

        The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not "officers" as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, the rules of such Stock Exchange.

          3.1.4    Delegation by Committee.

        To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) "officers" as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the "Committee" shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

        3.2    Board.

        The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

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        3.3    Terms of Awards.

          3.3.1    Committee Authority.

        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

          (a)   designate Grantees;

          (b)   determine the type or types of Awards to be made to a Grantee;

          (c)   determine the number of shares of Stock to be subject to an Award;

          (d)   establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

          (e)   prescribe the form of each Award Agreement evidencing an Award; and

          (f)    subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee's rights under such Award.

        The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

          3.3.2    Forfeiture; Recoupment.

        The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

        Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation that imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

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        3.4    No Repricing.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

        3.5    Deferral Arrangement.

        The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

        3.6    No Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

        3.7    Registration; Share Certificates.

        Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.  STOCK SUBJECT TO THE PLAN

        4.1    Number of Shares of Stock Available for Awards.

        As of the Effective Date, and subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16, the maximum number of shares of Stock available for issuance under the Plan shall be equal to the sum of (x) one million, four hundred twenty-eight thousand, five hundred seventy-one(1) (1,428,571) shares of Stock plus (y) the number of shares of Stock available for future awards under the Prior Plan as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. In addition, the number of shares of Stock available for issuance under the Plan shall be automatically increased on January 1 of each year, commencing with 2014, by a number of shares of Stock equal to the ~~least~~lesser of (i) 4% of the shares of Stock outstanding at such time, or (ii) the number of shares of Stock determined by our Board (the "Annual Increase"). As of the Amendment Date, two million (2,000,000) shares shall be added to the one million, four hundred twenty-eight thousand, five hundred seventy-one (1,428,571) shares set forth in clause (x) above in this paragraph, and the Annual Increases shall continue as before, effective January 1, 2016.

(1)
For the avoidance of doubt, this number reflects the implementation of a 1 for 3.50 reverse stock split of the Company's Stock effective as of June 18, 2012.

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        The shares of Stock available for issuance under the Plan may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, provided, however, that with respect to Incentive Stock Options six million, three hundred thirty-five thousand, six hundred seventy-three (6,335,673) shares of Stock shall be available for issuance~~and any or all of the shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options~~.

        4.2    Adjustments in Authorized Shares of Stock.

        In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

        4.3    Share Usage.

          (a)   Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

          (b)   Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.

          (c)   Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or the Prior Plan that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan as one (1) share of Stock for every one (1) share of Stock subject to an Award that has terminated by expiration, forfeiture, cancellation or otherwise without the issuance of such shares.

          (d)   The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company's tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

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5.  EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

        5.1    Effective Date.

        The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

        5.2    Term.

        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

        5.3    Amendment and Termination.

        The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company's stockholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.  AWARD ELIGIBILITY AND LIMITATIONS

        6.1    Eligible Grantees.

        Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

        6.2    Limitation on Shares of Stock Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply:

          (a)   the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is one hundred forty-two thousand, eight hundred fifty-seven(2) (142,857) shares;

          (b)   the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is seventy-one thousand, four hundred twenty-eight(3) (71,428) shares; and

          (c)   the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be three million dollars ($3,000,000) and the maximum amount that may be paid as a cash-settled

(2)
For the avoidance of doubt, this number reflects the implementation of a 1 for 3.50 reverse stock split of the Company's Stock effective as of June 18, 2012.

(3)
For the avoidance of doubt, this number reflects the implementation of a 1 for 3.50 reverse stock split of the Company's Stock effective as of June 18, 2012.

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  Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall be six million dollars ($6,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

        6.3    Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate.

        Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.  TERMS AND CONDITIONS OF OPTIONS

        8.1    Option Price.

        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

        8.2    Vesting.

        Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

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        8.3    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine. If on the day preceding the date on which a Grantee's Options would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee's Options is greater than the Option Price for such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee. The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

        8.4    Termination of Service.

        Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        8.5    Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

        8.6    Method of Exercise.

        Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

        8.7    Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made

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for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

        8.8    Delivery of Stock.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

        8.9    Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        8.10    Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

        8.11    Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

        8.12    Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

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9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        9.1    Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the "SAR Price") as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

        9.2    Other Terms.

        The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

        9.3    Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR. If on the day preceding the date on which a Grantee's SAR would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee's SAR is greater than the SAR Exercise Price, the Company shall, prior to the termination of such SAR and without any action being taken on the part of the Grantee, consider such SAR to have been exercised by the Grantee.

        9.4    Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        9.5    Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer "not for value" is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have

15

applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

        10.1    Grant of Restricted Stock or Stock Units.

        Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

        10.2    Restrictions.

        At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a "Restricted Period") applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

        10.3    Registration; Restricted Share Certificates.

        Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

        10.4    Rights of Holders of Restricted Stock.

        Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock

16

split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

        10.5    Rights of Holders of Stock Units.

          10.5.1    Voting and Dividend Rights.

        Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company's stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit that is equal to the per-share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

          10.5.2    Creditor's Rights.

        A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

        10.6    Termination of Service.

        Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

        10.7    Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

        The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

        10.8    Delivery of Shares of Stock.

        Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including but not limited to any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall,

17

consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

        11.1    Unrestricted Stock Awards.

        The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

        11.2    Other Equity-Based Awards.

        The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

        12.1    General Rule.

        Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

        12.2    Surrender of Shares of Stock.

        To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

        12.3    Cashless Exercise.

        To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or

18

part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

        12.4    Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

        13.1    Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

        13.2    Termination of Service.

        Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee's termination of Service for any reason.

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14.  TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

        14.1    Grant of Performance-Based Awards.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

        14.2    Value of Performance-Based Awards.

        Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

        14.3    Earning of Performance-Based Awards.

        Subject to the terms of the Plan, in particular Section 14.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

        14.4    Form and Timing of Payment of Performance-Based Awards.

        Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

        14.5    Performance Conditions.

        The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

        14.6    Performance-Based Awards Granted to Designated Covered Employees.

        If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

          14.6.1    Performance Goals Generally.

        The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified

20

by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

          14.6.2    Timing For Establishing Performance Goals.

        Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

          14.6.3    Payment of Awards; Other Terms.

        Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

          14.6.4    Performance Measures.

        The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

          (a)   net earnings or net income;

          (b)   operating earnings;

          (c)   pretax earnings;

          (d)   earnings per share of stock;

          (e)   share price, including growth measures and total stockholder return;

          (f)    earnings before interest and taxes;

          (g)   earnings before interest, taxes, depreciation and/or amortization;

          (h)   earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

      •
      stock-based compensation expense;

      •
      income from discontinued operations;

      •
      gain on cancellation of debt;

      •
      debt extinguishment and related costs;

      •
      restructuring, separation and/or integration charges and costs;

      •
      reorganization and/or recapitalization charges and costs;

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      •
      impairment charges;

      •
      gain or loss related to investments;

      •
      sales and use tax settlement; and

      •
      gain on non-monetary transaction.

          (i)    sales or revenue growth, whether in general, by type of product or service, or by type of customer;

          (j)    gross or operating margins;

          (k)   return measures, including return on assets, capital, investment, equity, sales or revenue;

          (l)    cash flow, including:

      •
      operating cash flow;

      •
      free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

      •
      levered free cash flow, defined as free cash flow less interest expense;

      •
      cash flow return on equity; and

      •
      cash flow return on investment;

          (m)  productivity ratios;

          (n)   expense targets;

          (o)   market share;

          (p)   financial ratios as provided in credit agreements of the Company and its subsidiaries;

          (q)   working capital targets;

          (r)   completion of in-licenses or acquisitions of products, technologies, businesses or companies;

          (s)   completion of divestitures and asset sales;

          (t)    results of pre-clinical testing;

          (u)   results of pre-clinical or clinical trials;

          (v)   submitting regulatory filings;

          (w)  regulatory approvals;

          (x)   entering into contractual arrangements;

          (y)   meeting contractual requirements;

          (z)   achieving contractual milestones;

          (aa) entering into collaborations;

          (bb) regulatory body approval for commercialization of a product;

          (cc) implementation or completion of critical projects;

          (dd) segment share;

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          (ee) product development;

          (ff)  licensing;

          (gg) manufacturing;

          (hh) manufacturing capacity;

          (ii)   production;

          (jj)   inventory;

          (kk) production volume levels;

          (ll)   market penetration;

          (mm)  research;

          (nn) agency ratings; and

          (oo) any combination of the foregoing business criteria.

        Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

          14.6.5    Evaluation of Performance.

        The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

          14.6.6    Adjustment of Performance-Based Compensation.

        The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

          14.6.7    Committee Discretion.

        In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the

23

exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

        14.7    Status of Awards Under Code Section 162(m).

        It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  PARACHUTE LIMITATIONS

        Except as otherwise expressly set forth in an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), if any Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any separate agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate (other than an Other Agreement), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

          (a)   to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment"); and

          (b)   if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

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16.  REQUIREMENTS OF LAW

        16.1    General.

        The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        16.2    Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION

        17.1    Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities

25

of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

  17.2
  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

        17.3    Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the Committee may elect, in its sole discretion to:

          (a)   cause some, or all of the outstanding Awards to be deemed to have vested;

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          (b)   to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the "Award Stock") multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock;

          (c)   to take no action in which case the Awards shall be governed by the terms of the applicable Award Agreement.

        If the Committee establishes an exercise window for outstanding, and previously unvested Options and SARS (A) any exercise of an Option or SAR during the window period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

        17.4    Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

        17.5    Adjustments

        Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

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        17.6    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.  GENERAL PROVISIONS

        18.1    Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        18.2    Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

        18.3    Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee's withholding obligation only with shares of Stock that are not subject to any repurchase,

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forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

        18.4    Captions.

        The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        18.5    Construction.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        18.6    Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

        18.7    Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

        18.8    Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        18.9    Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

        18.10    Section 409A of the Code.

        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

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Appendix B

TESARO, INC.

2015 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

i

ii

TESARO, INC.
2015 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

1.  PURPOSE

        The Plan is intended to promote the best interests of the Company by enhancing the Company's ability to attract and retain highly qualified Non-Employee Directors and by rewarding the Company's current Non-Employee Directors for their services to the Company. To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Unrestricted Stock.

2.  DEFINITIONS

        For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

        2.1   "Affiliate" shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.

        2.2   "Applicable Laws" shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

        2.3   "Award" shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, or Unrestricted Stock.

        2.4   "Award Agreement" shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

        2.5   "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

        2.6   "Board" shall mean the Board of Directors of the Company.

        2.7   "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Common Stock.

        2.8   "Change in Control" shall mean, subject to Section 15.10, the occurrence of any of the following:

          (a)   A Person or Group becomes the Beneficial Owner of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

          (b)   Individuals who on the effective date of the Plan constitute the board of directors (together with any new directors whose election by such board or whose nomination by such board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such board then in office who either were members of such board on the effective

1

  date of the Plan or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office;

          (c)   The Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented 100% of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction;

          (d)   The consummation of any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person or Group; or

          (e)   the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.

        2.9   "Code" shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

        2.10 "Committee" shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 (or, if no Committee has been so designated, the Board).

        2.11 "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Company that may be issued and outstanding from time to time.

        2.12 "Company" shall mean Tesaro, Inc. and any successor thereto.

        2.13 "Controlling Interest" shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

        2.14 "Effective Date" shall mean the date the Plan is approved by the Company's stockholders.

        2.15 "Employee" shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

        2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

        2.17 "Fair Market Value" shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

          (a)   If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a

2

  share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

          (b)   If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        Notwithstanding this Section 2.17 or Section 15.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 15.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 12.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

        2.18 "Family Member" shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

        2.19 "Fully Diluted Basis" shall mean, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.

        2.20 "Grant Date" shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 hereof, or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

        2.21 "Grantee" shall mean a Non-Employee Director who receives or holds an Award under the Plan.

        2.22 "Group" shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

        2.23 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act; provided at the time of grant such Non-Employee Director must be (i) a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate as a member of the Board.

3

        2.24 "Option" shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

        2.25 "Option Price" shall mean the per share exercise price for shares of Stock subject to an Option.

        2.26 "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.8(a) and Section 2(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

        2.27 "Plan" shall mean this Tesaro, Inc. Non-Employee Director Stock Incentive Plan, as amended from time to time.

        2.28 "Restricted Period" shall mean a period of time established by the Committee during which an Award of Restricted Stock or Restricted Stock Units is subject to restrictions.

        2.29 "Restricted Stock" shall mean shares of Stock awarded to a Grantee pursuant to Article 10.

        2.30 "Restricted Stock Unit" shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

        2.31 "SAR Price" shall mean the per share exercise price of a SAR.

        2.32 "Securities Act" shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

        2.33 "Securities Market" shall mean an established securities market.

        2.34 "Separation from Service" shall have the meaning set forth in Code Section 409A.

        2.35 "Service" shall mean service performed by a Grantee as a Non-Employee Director, Employee, or consultant of the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to provide Service to the Company or an Affiliate as a Non-Employee Director, Employee, or consultant. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Grantee's Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Grantee transfers his or her employment or other Service relationship to the Company or any other Affiliate.

        2.36 "Service Recipient Stock" shall have the meaning set forth in Code Section 409A.

        2.37 "Share Limit" shall have the meaning set forth in Section 4.1.

        2.38 "Short-Term Deferral Period" shall have the meaning set forth in Code Section 409A.

        2.39 "Stock" shall mean the common stock, par value $0.0001 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 14.1.

        2.40 "Stock Appreciation Right" or "SAR" shall mean a right granted to a Grantee pursuant to Article 9.

4

        2.41 "Stock Exchange" shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

        2.42 "Subsidiary" shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

        2.43 "Substitute Award" shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company or an Affiliate.

        2.44 "Unrestricted Stock" shall mean Stock that is free of any restrictions.

        2.45 "Voting Stock" shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.  ADMINISTRATION OF THE PLAN

        3.1  Committee.

          3.1.1  Powers and Authorities.

        The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

        In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

          3.1.2  Composition of the Committee.

        The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by

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the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

        3.2  Board.

        The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

        3.3  Terms of Awards.

          3.3.1  Committee Authority.

        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

          (a)   designate Grantees;

          (b)   determine the type or types of Awards to be made to a Grantee;

          (c)   determine the number of shares of Stock to be subject to an Award or to which an Award relates;

          (d)   establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements);

          (e)   prescribe the form of each Award Agreement evidencing an Award;

          (f)    subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee's rights under such Award; and

          (g)   make Substitute Awards.

          3.3.2  Forfeiture; Recoupment.

        The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company or Affiliate policy or procedure, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement.

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        Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in this Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

        3.4  No Repricing Without Stockholder Approval.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Company's stockholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

        3.5  Deferral Arrangement.

        The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalent rights and, in connection therewith, , provisions for converting such credits into deferred stock units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no dividend equivalent rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

        3.6  Registration; Share Certificates.

        Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.  STOCK SUBJECT TO THE PLAN

        4.1  Number of Shares of Stock Available for Awards.

        Subject to adjustment pursuant to Article 14, the maximum number of shares of Stock reserved for issuance under the Plan shall be five-hundred thousand (500,000) shares of Stock (the "Share Limit"). The shares of Stock available for issuance under the Plan will be reserved for issuance from the Tesaro, Inc. 2012 Omnibus Incentive Plan. Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan.

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        4.2  Share Usage.

        (a)   Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

        (b)   Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs.

        (c)   If any shares of Stock covered by an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

        (d)   The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company's tax withholding obligations as provided in Section 15.3, or (iv) purchased by the Company with proceeds from Option exercises.

5.  TERM; AMENDMENT AND TERMINATION

        5.1  Term.

        The Plan shall become effective as of the Effective Date. The Plan shall terminate on the first to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 14.3. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

        5.2  Amendment, Suspension, and Termination.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's stockholders to the extent provided by the Board or required by Applicable Laws. No amendment will be made to the no-repricing provisions of Section 3.4 or the Option Price or SAR Price provisions of Section 8.1 or Section 9.1, respectively, without the approval of the Company's stockholders.

6.  AWARD ELIGIBILITY AND LIMITATIONS

        6.1  Eligible Grantees.

        Subject to this Article 6, Awards may be made under the Plan to any Non-Employee Director, as the Committee shall determine and designate from time to time.

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        6.2    Stand-Alone, Additional, Tandem, and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined consistent with Code Section 409A for any Option or SAR.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.  TERMS AND CONDITIONS OF OPTIONS

        8.1    Option Price.

        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.

        8.2    Vesting and Exercisability.

        Subject to Sections 8.3 and 14.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing.

        8.3    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

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        8.4    Termination of Service.

        Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        8.5    Limitations on Exercise of Option.

        Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 14 which results in the termination of such Option.

        8.6    Method of Exercise.

        Subject to the terms of Article 12 and Section 15.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

        8.7    Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 14, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

        8.8    Delivery of Stock.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

        8.9    Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        8.10    Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting

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interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        9.1    Right to Payment and SAR Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

        9.2    Other Terms.

        The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR.

        9.3    Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

        9.4    Rights of Holders of SARs.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 14, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

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        9.5    Transferability of SARs.

        Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        9.6    Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        10.1    Grant of Restricted Stock and Restricted Stock Units.

        Awards of Restricted Stock and Restricted Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

        10.2    Restrictions.

        At the time a grant of Restricted Stock or Restricted Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock or Restricted Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period. Awards of Restricted Stock and Restricted Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

        10.3    Registration; Restricted Stock Certificates.

        Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

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        10.4    Rights of Holders of Restricted Stock.

        Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

        10.5    Rights of Holders of Restricted Stock Units .

          10.5.1    Voting and Dividend Rights.

        Holders of Restricted Stock Units shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units, or to receive notice of any meeting of the Company's stockholders).

          10.5.2    Creditor's Rights.

        A holder of Restricted Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

        10.6    Termination of Service.

        Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Restricted Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or dividend equivalent rights, as applicable with respect to such Restricted Stock or Restricted Stock Units.

        10.7    Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units.

        The Grantee of an Award of Restricted Stock or vested Restricted Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units. Such purchase price shall be payable in a form provided in Article 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

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        10.8    Delivery of Shares of Stock.

        Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any delayed delivery period, the restrictions applicable to Restricted Stock or Restricted Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit once the shares of Stock represented by such Restricted Stock Unit have been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

        11.1    Unrestricted Stock Awards.

        The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.

12.  FORMS OF PAYMENT

        12.1    General Rule.

        Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock and/or vested Restricted Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

        12.2    Surrender of Shares of Stock.

        To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock and/or vested Restricted Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

        12.3    Cashless Exercise.

        To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 15.3.

        12.4    Other Forms of Payment.

        To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock and/or vested Restricted Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with

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respect to Restricted Stock and/or vested Restricted Stock Units, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

13.  REQUIREMENTS OF LAW

        13.1    General.

        The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company's certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        13.2    Rule 16b-3.

        During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

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14.  EFFECT OF CHANGES IN CAPITALIZATION

        14.1    Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

  14.2
  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 14.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation.

        14.3    Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which

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outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

          (a)   Immediately prior to the occurrence of such Change in Control, in each case, all outstanding shares of Restricted Stock and all Restricted Stock Units shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either of the following two (2) actions shall be taken:

              (i)  At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

      or

             (ii)  The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock and/or Restricted Stock Units and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock and Restricted Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.

        14.4    Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan and the Options, SARs, Restricted Stock, and Restricted Stock Units granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, and Restricted Stock Units, or for the substitution for such Options, SARs, Restricted Stock, and Restricted Stock Units of new stock options, stock appreciation rights, restricted stock, and restricted stock units, relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

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        14.5    Adjustments.

        Adjustments under this Article 14 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 14.1, 14.2, 14.3, and 14.4. This Article 14 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

        14.6    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

15.  GENERAL PROVISIONS

        15.1    Disclaimer of Rights.

        No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        15.2    Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

        15.3    Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to

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any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Common Stock already owned by the Grantee. The shares of Common Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Common Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 15.3 may satisfy such Grantee's withholding obligation only with shares of Common Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.

        15.4    Captions.

        The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        15.5    Construction.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        15.6    Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

        15.7    Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

        15.8    Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        15.9    Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

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        15.10    Section 409A of the Code.

        The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee's Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee's Separation from Service (or the Grantee's death, if earlier).

        Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

        Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

        15.11    Limitation on Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 15.11 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 021AFB 9 3 D V + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. For Against Abstain 2. Ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Leon O. Moulder, Jr. 04 - Lawrence M. Alleva 07 - Garry A. Nicholson 02 - Mary Lynne Hedley, Ph.D. 05 - James O. Armitage, M.D. 08 - Arnold L. Oronsky, Ph.D. 03 - David M. Mott 06 - Earl M. (Duke) Collier, Jr. 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 09 - Beth Seidenberg, M.D. For Against Abstain 3. Approval of the amendment to the TESARO, Inc. 2012 Omnibus Incentive Plan 4. Approval of the TESARO, Inc. 2015 Non-Employee Director Stock Incentive Plan MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 3 4 5 3 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 14, 2015. Vote by Internet • Go to www.investorvote.com/tsro • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2015 Annual Meeting of Stockholders The Conference Center at Waltham Woods, 860 Winter St., Waltham, MA 02451 Proxy Solicited by Board of Directors for Annual Meeting — May 14, 2015 Leon O. Moulder, Jr., Mary Lynne Hedley, Ph.D. and Timothy R. Pearson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of TESARO, Inc. to be held on May 14, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 “Election of Directors”, FOR Proposal 2 “Ratification of Selection of Independent Registered Public Accounting Firm”, FOR Proposal 3 “Approval of amendment to the TESARO, Inc. 2012 Omnibus Incentive Plan”, and For Proposal 4 “Approval of the TESARO, Inc. 2015 Non- Employee Director Stock Incentive Plan”. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — TESARO, Inc. 2015 Annual Meeting of TESARO, Inc. Stockholders May 14, 2015 at 8:30 a.m. Local Time The Conference Center at Waltham Woods 860 Winter St., Waltham, MA 02451 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q